UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-10475
                                                     ---------

                           COUNTRY MUTUAL FUNDS TRUST
                           --------------------------
               (Exact name of registrant as specified in charter)

                      1705 N. TOWANDA AVE., P.O. BOX 2020
                             BLOOMINGTON, IL 61702
                             ---------------------
              (Address of principal executive offices) (Zip code)

                                 PAUL M. HARMON
                         OFFICE OF THE GENERAL COUNSEL
                              1701 N. TOWANDA AVE.
                             BLOOMINGTON, IL 61702
                             ---------------------
                    (Name and address of agent for service)

                                 1-800-245-2100
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31
                         -----------

Date of reporting period:  DECEMBER 31, 2005
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 Annual Report
                               DECEMBER 31, 2005
                          (COUNTRY MUTUAL FUNDS LOGO)
COUNTRY VP Growth Fund

COUNTRY VP Balanced Fund

COUNTRY VP Short-Term Bond Fund

COUNTRYVP Bond Fund

                  INVESTMENT ADVISOR'S LETTER TO SHAREHOLDERS
                                                                    January 2006
Dear Shareholders:

  Thanks to our significant others, we have seen our fair share of romantic comedies over the years. In 2005, the markets felt a lot like going to the theatre to see a romantic comedy. It all starts when we reluctantly agree to go see the movie of their choice. We sit down and meet the hero, who is always a likeable guy. Then, he meets the perfect girl, and it is obvious that they are meant to be together. In the end, after some setbacks in the relationship that make it appear that the two might not end up together, the boy gets the girl. Although we generally don't feel that we have just seen the best movie, we always leave with a feeling that "life is good"!

  The U.S. stock market and economy were the heroes that investors hoped would do well in 2005. The economy encountered some major headwinds including higher short-term interest rates, growing trade and budget deficits, higher energy prices, concerns about consumer spending, and one of the worst natural disasters in U.S. history. In spite of these setbacks, the economy remained resilient posting GDP growth of 3.7%. In addition, corporate profits grew by almost 15%. This led to a total return of +4.91% for the S&P 500 in 2005. Investors were not overly excited about the performance of the stock market, but they left the year with a complacent feeling that everything is going to be all right.

  Investor complacency can be illustrated by looking at the VIX Index. The VIX is a measure of implied volatility of the S&P 500. It is sometimes referred to as the "investor fear gauge" because it reflects investors' best prediction of near-term market volatility, or risk. In general, the VIX rises during times of financial stress and declines as investors become complacent. Coming down from a high of 45.08 in August 2002, the VIX reached an eleven year low of 10.23 in 2005. The MOVE Index, a similar reading for the bond market, is also at historically low levels. If history is any guide, periods of investor complacency and low risk premiums are generally followed by periods of sub-par market performance.

  The Federal Reserve continued to be the story in the fixed income markets as the Fed Funds Rate increased by 2.00% to 4.25% in 2005. However, long term interest rates did not follow suit as the yield on the ten-year Treasury Note only rose by 0.17% ending the year at 4.39%. We are watching this flattening of the yield curve closely as it has often set the stage for a slowdown in economic growth. With this in mind, intermediate bonds appear to be reasonably priced and we have positioned our portfolios accordingly.

  Overall, many of the headwinds from 2005 are still a concern for the U.S economy and stock market in 2006. We feel it is prudent to continue to manage our portfolios conservatively as we search for individual securities that have the potential to outperform the broad market. If "investor fear" happens to show up, some attractive investment opportunities could arise and we will be ready to take advantage of them. Who knows, it might even resemble an action movie.

  Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-422-8261.

                             COUNTRY VP GROWTH FUND
                           INCEPTION DATE 11/17/2003

  The annualized returns for the Fund for the period ended December 31, 2005 are as follows:
                           1 Year                Since Inception
                           ------                ---------------
                           5.33%                      9.14%

  These returns assume all dividends and capital gains distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.

  Over the past year, domestic equity markets as measured by the S&P 500 Index had a total return of 4.91%. The average mutual fund with similar characteristics as the VP Growth Fund (represented by Lipper, Inc.' s Large Cap Core Average (Variable Underlying Funds)group) returned 5.77% during this same time period.

  The stock market's entire gain for 2005 came in the second half of the year as stocks moved out of the first half's trading range. There was a performance dip in October as the impact of hurricanes on the economy was assessed, but the market recovered quickly and reached levels not seen since 2001. The performance of the Growth Fund was basically in-line with the overall market for the year. We continue to see no reason to change the defensive posture we have held for a considerable period of time. In our view, downside risks from negative macroeconomic factors still outweigh the potential for meaningful long-term advances in the market.

  Our focus remains on the control of overall portfolio risk while we search for attractive opportunities in individual securities.

                            COUNTRY VP BALANCED FUND
                            INCEPTION DATE 11/17/03

  The annualized return for the Fund for the period ended December 31, 2005, is as follows:
                           1 Year                Since Inception
                           ------                ---------------
                           3.78%                      6.89%

  This return assumes all dividends and capital gains distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.

  The COUNTRY VP Balanced Fund finished the year with a gain of 3.78%. This was a decent return in what can be best described as a lackluster year for both stocks and bonds. The S&P 500 rose 4.91%, the Dow Jones Industrial climbed 1.72%, and the Merrill Lynch Domestic Master Bond Index increased by 2.55%. Virtually all asset classes including small and large cap stocks, high and low quality bonds, etc. posted moderate gains over the twelve month period. International stocks were the exception. The EAFE Index rose by 14.13% over the period.

  One of the primary factors driving U.S. stocks throughout the year was the price of energy, primarily oil and natural gas. Supply constraints coupled with rising demand from worldwide economic growth drove the price of oil to record levels. Natural gas prices also soared towards the end of the year due to supply issues resulting from Hurricanes Katrina and Rita. Companies involved in oil and gas production, refining, and energy services all soared along with the prices of the commodities. But these stock gains did not spill over to the broad market. The fear was that higher energy prices could eventually lead to slower economic growth.

  Interest rates were also big news during the year. As the Federal Reserve continued its tightening policy, which began in the summer of 2004, short-term interest rates climbed steadily higher. As of December 31st, the Federal Funds rate stood at 4.25%. Perhaps more important was the negligible impact these moves had on long-term interest rates. The 10 year U.S. Treasury finished the year at 4.39%, only slightly higher than the level one year ago. As we look into 2005, we will be closely monitoring the level of interest rates. They could potentially create some buying opportunities in both stocks and bonds.

  The asset allocation as of December 31, 2005, was 60.15% stocks, 33.48% bonds, and 6.36% cash equivalents.

                        COUNTRY VP SHORT-TERM BOND FUND
                           INCEPTION DATE 11/17/2003

  The annualized total returns for the Fund for the period ended December 31, 2005 are as follows:
                           1 Year                Since Inception
                           ------                ---------------
                           1.79%                      1.64%

  These returns assume all dividend and capital gain distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.

  It was a lackluster year for short-term bond fund returns as the Federal Reserve lifted the overnight bank lending rate eight times during 2005 to end the year at 4.25%. With their last hike, however, policy makers dropped the statement that there is "accommodation" in their interest rate policy, a potential sign that an end to the rate hike campaign may be near. Nevertheless, short-term bond yields followed the federal funds rate higher, and the resulting negative impact on bond prices was detrimental to total returns. The COUNTRY VP Short-Term Bond fund finished 2005 with a total return of 1.79% in comparison to 1.72% for the Lipper Short Investment Grade Bond average.

  The current interest rate environment continues to be challenging for total return bond investing, however our investment options are more appealing now that short maturity yields have moved up substantially. Accordingly, we have reduced the cash position of the Fund and will look for opportunities to lengthen maturities. Although corporate credit spreads were slightly wider for the year, there was not enough widening to gain our attention. Likewise, new purchases in the Fund will continue to favor high quality mortgage and asset-backed securities until we feel there is more adequate compensation for corporate credit risk.

                               COUNTRY VP BOND FUND
                           INCEPTION DATE 11/17/2003

  The annualized returns for the Fund for the period ended December 31, 2005, are as follows:
                           1-Year                Since Inception
                           ------                ---------------
                           1.82%                      2.65%

  These returns assume all dividend and capital gain distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.

  Bond investors in 2005 were complacent as short-term rates rose during the year. The majority of professional investors have predicted for the past two years that long interest rates would rise and bond prices would fall. However, this has not been the case, even in the face of sharply rising short rates. In 2005 the Federal Reserve raised its fed funds target by two percentage points to 4.25% from 2.25%. In addition, two of the world's largest issuers of corporate debt, General Motors and Ford, had their credit ratings downgraded to "junk" from investment grade. These developments did not disrupt the bond market as bond prices stayed high and yields low. The yield on the 10-year Treasury note, the barometer for long-term interest rates, ended the year at 4.39% compared with 4.22% at the end of 2004. The COUNTRY VP Bond Fund finished the year with a 1.82% return in comparison to 1.99% for the Lipper Intermediate Investment Grade Bond average.

  As we enter 2006, the Fund is structured for low volatility and a continued lackluster bond market. We have lowered our cash position with purchases of short and intermediate government and agency debt. We have not increased our corporate bond position due to narrow corporate credit spreads and the increasing threat of "event risk". New purchases in the Fund will continue to favor mortgages, governments, and agencies.

                                             Sincerely,

                                             /s/Bruce D. Finks
                                             Bruce D. Finks
                                             Vice President

  Please refer to the Portfolio Highlights sections for index and peer average, including descriptions and performance. The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commission and other expenses associated with investing in equity securities. Investors cannot invest directly in a market index or average.

  The EAFE (Europe, Australia, and Far East Index) is an unmanaged market-value weighted index designed to measure the overall conditional of overseas markets.

  The Lipper (VIP) Large-Cap Value Average is calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

  The Lipper Large Cap Core Funds are Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

  The Lipper Balanced Fund Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds.

  The Lipper Short-term Investment Grade Bond consists of fund primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

  The Merrill Lynch U.S. Domestic Master Bond Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregations of outstanding U.S. treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

  The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

  Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

  Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

  For use only when accompanied or preceded by a prospectus. COUNTRY Capital Management Company, Distributor

EXPENSE EXAMPLE December 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 for the period 7/1/05 - 12/31/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.
Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COUNTRY VP GROWTH FUND
                                                              EXPENSES PAID
                   BEGINNING ACCOUNT    ENDING ACCOUNT        DURING PERIOD
                     VALUE 7/1/05       VALUE 12/31/05   7/1/05 - 12/31/05*<F3>
                     ------------       --------------   ----------------------
Actual(1)<F1>          $1,000.00           $1,044.90              $4.64
Hypothetical(2)<F2>    $1,000.00           $1,020.67              $4.58

(1)<F1> Ending account values and expenses paid during period based on a 4.49% return. The return is considered after expenses are deducted from the fund.
(2)<F2> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*<F3> Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY VP BALANCED FUND
                                                              EXPENSES PAID
                   BEGINNING ACCOUNT    ENDING ACCOUNT        DURING PERIOD
                     VALUE 7/1/05       VALUE 12/31/05   7/1/05 - 12/31/05*<F6>
                     ------------       --------------   ----------------------
Actual(1)<F4>          $1,000.00           $1,027.20              $4.60
Hypothetical(2)<F5>    $1,000.00           $1,020.67              $4.58

(1)<F4> Ending account values and expenses paid during period based on a 2.72% return. The return is considered after expenses are deducted from the fund.
(2)<F5> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*<F6> Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY VP SHORT-TERM FUND
                                                              EXPENSES PAID
                   BEGINNING ACCOUNT    ENDING ACCOUNT        DURING PERIOD
                     VALUE 7/1/05       VALUE 12/31/05   7/1/05 - 12/31/05*<F9>
                     ------------       --------------   ----------------------
Actual(1)<F7>          $1,000.00           $1,008.80              $3.54
Hypothetical(2)<F8>    $1,000.00           $1,021.68              $3.57

(1)<F7> Ending account values and expenses paid during period based on a 0.88% return. The return is considered after expenses are deducted from the fund.
(2)<F8> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*<F9> Expenses are equal to the Fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY VP BOND FUND
                                                              EXPENSES PAID
                   BEGINNING ACCOUNT    ENDING ACCOUNT        DURING PERIOD
                     VALUE 7/1/05       VALUE 12/31/05   7/1/05 - 12/31/05*<F12>
                     ------------       --------------   -----------------------
Actual(1)<F10>         $1,000.00           $  998.50              $3.53
Hypothetical(2)<F11>   $1,000.00           $1,021.68              $3.57

(1)<F10> Ending account values and expenses paid during period based on a (0.15)% return. The return is considered after expenses are deducted from the fund.
(2)<F11> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*<F12> Expenses are equal to the Fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ILLUSTRATION OF $10,000 INVESTMENT December 31, 2005
VP GROWTH FUND VS. STANDARD & POOR'S 500 INDEX AND LIPPER LARGE CAP CORE AVERAGE

             Date      Growth (1)<F13>         S&P 500         Lipper Large Cap
             ----      ---------------         -------         ----------------
          11/17/2003        $10,000             $10,000             $10,000
          12/31/2003        $10,620             $10,677             $10,613
           3/31/2004        $10,791             $10,858             $10,744
           6/30/2004        $10,801             $11,044             $10,869
           9/30/2004        $10,605             $10,838             $10,574
          12/31/2004        $11,428             $11,839             $11,544
           3/31/2005        $11,367             $11,584             $11,288
           6/30/2005        $11,520             $11,743             $11,455
           9/30/2005        $11,880             $12,166             $11,899
          12/31/2005        $12,037             $12,420             $12,208

                           Past performance is not indicative of future results.

(1)<F13>  The above graph represents the growth of $10,000 of the VP Growth
          Fund.

  Average Annual Returns*<F14>
  1 Year                                   5.33%
  Since Inception (11/17/03)               9.14%

*<F14> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed. Performance for the VP Growth Fund would have been lower if returns had taken insurance charges into account.

ILLUSTRATION OF $10,000 INVESTMENT December 31, 2005
VP BALANCED FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX AND LIPPER BALANCED FUND AVERAGE

             Date     Balanced (1)<F15>     Merrill Lynch      Lipper Balanced
             ----     -----------------     -------------      ---------------
          11/17/2003        $10,000             $10,000             $10,000
          12/31/2003        $10,388             $10,043             $10,417
           3/31/2004        $10,619             $10,310             $10,651
           6/30/2004        $10,510             $10,056             $10,627
           9/30/2004        $10,515             $10,379             $10,625
          12/31/2004        $11,098             $10,479             $11,308
           3/31/2005        $11,012             $10,433             $11,160
           6/30/2005        $11,213             $10,757             $11,373
           9/30/2005        $11,411             $10,684             $11,677
          12/31/2005        $11,518             $10,746             $11,862

                           Past performance is not indicative of future results.

(1)<F15>  The above graph represents the growth of $10,000 of the VP Balanced
          Fund.

  Average Annual Returns*<F16>
  1 Year                                   3.78%
  Since Inception (11/17/03)               6.89%

*<F16> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed. Performance for the VP Balanced Fund would have been lower if returns had taken insurance charges into account.

ILLUSTRATION OF $10,000 INVESTMENT December 31, 2005
VP SHORT-TERM BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER 1-3 YEAR BOND INDEX AND MERRILL LYNCH U.S. TREASURY/AGENCY 1-3 YEAR BOND INDEX AND LIPPER SHORT INVESTMENT GRADE FUND AVERAGE

                Short-Term      Merrill Lynch      Merrill Lynch      Lipper
      Date     Bond (1)<F17>    U.S. Domestic  U.S. Treasury/Agency    Short
      ----     -------------    -------------   -------------------    -----
  11/17/2003       $10,000         $10,000           $10,000          $10,000
  12/31/2003       $10,034         $10,041           $10,036          $10,033
   3/31/2004       $10,116         $10,151           $10,137          $10,148
   6/30/2004       $10,018         $10,049           $10,025          $10,044
   9/30/2004       $10,140         $10,164           $10,131          $10,163
  12/31/2004       $10,169         $10,192           $10,136          $10,199
   3/31/2005       $10,146         $10,174           $10,111          $10,180
   6/30/2005       $10,261         $10,296           $10,231          $10,298
   9/30/2005       $10,285         $10,319           $10,240          $10,317
  12/31/2005       $10,351         $10,387           $10,309          $10,378

                           Past performance is not indicative of future results.

(1)<F17> The above graph represents the growth of $10,000 of the VP Short Term Bond Fund.

  Average Annual Returns*<F18>
  1 Year                                   1.79%
  Since Inception (11/17/03)               1.64%

*<F18> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed. Performance for the VP Short-Term Fund would have been lower if returns had taken insurance charges into account.

ILLUSTRATION OF $10,000 INVESTMENT December 31, 2005
VP BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE FUND AVERAGE

             Date      Bond (1)<F19>       Merrill Lynch    Lipper Intermediate
             ----       ------------       -------------    -------------------
          11/17/2003        $10,000             $10,000             $10,000
          12/31/2003        $10,035             $10,043             $10,049
           3/31/2004        $10,299             $10,310             $10,300
           6/30/2004        $10,039             $10,056             $10,047
           9/30/2004        $10,340             $10,379             $10,356
          12/31/2004        $10,382             $10,479             $10,470
           3/31/2005        $10,311             $10,433             $10,412
           6/30/2005        $10,587             $10,757             $10,699
           9/30/2005        $10,523             $10,684             $10,635
          12/31/2005        $10,571             $10,746             $10,675

                           Past performance is not indicative of future results.

(1)<F19>  The above graph represents the growth of $10,000 of the VP Bond Fund.

  Average Annual Returns*<F20>
  1 Year                                   1.82%
  Since Inception (11/17/03)               2.65%

*<F20> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed. Performance for the VP Bond Fund would have been lower if returns had taken insurance charges into account.

ALLOCATION OF PORTFOLIO ASSETS December 31, 2005

                          COUNTRY VP GROWTH FUND*<F21>

          Consumer Discretionary                            7.49%
          Consumer Staples                                 12.60%
          Energy                                           11.44%
          Financials                                       12.64%
          Health Care                                      11.65%
          Industrials                                      10.55%
          Information Technology                           11.79%
          Materials                                         2.98%
          Telecommunication Services                        2.14%
          Utilities                                         2.35%
          Commercial Paper                                  4.02%
          Money Market Funds                                6.33%
          U.S. Government Agency Obligations                4.02%

                         COUNTRY VP BALANCED FUND*<F21>

          Common Stocks                                    60.15%
          Asset Backed Securities                           1.90%
          Corporate Bonds                                   4.34%
          Mortgage Backed Securities                       14.24%
          U.S. Government Agency Issues                     5.15%
          U.S. Treasury Obligations                         7.86%
          Money Market Funds                                6.36%

                     COUNTRY VP SHORT-TERM BOND FUND*<F21>

          Asset Backed Securities                          10.88%
          Corporate Bonds                                  15.96%
          Mortgage Backed Securities                       40.87%
          U.S. Government Agency Issues                    10.40%
          U.S. Treasury Obligations                        13.31%
          Commercial Paper                                  4.70%
          Money Market Funds                                3.88%

                           COUNTRY VP BOND FUND*<F21>

          Asset Backed Securities                           3.06%
          Corporate Bonds                                  12.11%
          Mortgage Backed Securities                       36.63%
          U.S. Government Agency Issues                    13.70%
          U.S. Treasury Obligations                        31.99%
          Money Market Funds                                2.51%

*<F21>    Expressed as a percentage of total investments.

COUNTRY VP MUTUAL FUNDS -- PORTFOLIO HIGHLIGHTS

COUNTRY VP GROWTH FUND
      AVERAGE ANNUAL RETURNS  December 31, 2005
                                                                SINCE INCEPTION
                                                     1 YEAR        11/17/03
                                                     ------        --------
      COUNTRY VP Growth Fund (11/17/03)(1)<F22>        5.33%          9.14%
      S&P 500 Index(2)<F23>                            4.91%         10.76%
      Lipper Large Cap Core Average(3)<F24>            5.77%         10.11%
      -----------------
     (1)<F22> Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
     (2)<F23> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
     (3)<F24> The Lipper Large Cap Core Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle
               1,000 securities of the S&P SuperComposite 1500 Index.
               Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

     TEN LARGEST HOLDINGS (excludes short-term investments)  December 31, 2005

                                                     VALUE     PERCENT OF FUND
                                                     -----     ---------------
     General Electric Company                     $  339,985          2.74%
     Citigroup Inc.                                  281,474          2.27%
     Gentex Corporation                              257,400          2.08%
     Diamond Offshore Drilling, Inc.                 243,460          1.96%
     Microsoft Corporation                           237,965          1.91%
     Caterpillar Inc.                                225,303          1.82%
     Exxon Mobil Corporation                         219,063          1.77%
     The Procter & Gamble Company                    214,156          1.73%
     Newmont Mining Corporation                      213,600          1.72%
     Halliburton Company                             210,664          1.70%
                                                  ----------         ------
                                                  $2,443,070         19.70%
                                                  ----------         ------
                                                  ----------         ------

COUNTRY VP BALANCED FUND
     AVERAGE ANNUAL RETURNS  December 31, 2005
                                                                SINCE INCEPTION
                                                     1 YEAR        11/17/03
                                                     ------        --------
     COUNTRY VP Balanced Fund (11/17/03)(1)<F25>       3.78%          6.89%
     S&P 500 Index(2)<F26>                             4.91%         10.76%
     Merrill Lynch U.S. Domestic Master
       Bond Index(3)<F27>                              2.55%          3.45%
     Lipper Balanced Fund Average(4)<F28>              4.84%          8.33%
     ----------------

     (1)<F25> Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
     (2)<F26> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
     (3)<F27> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year. The Fund will no longer use this index for comparison purposes.
     (4)<F28> The Lipper Balanced Fund Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds.

     TEN LARGEST HOLDINGS (excludes short-term investments)  December 31, 2005

                                                    VALUE       PERCENT OF FUND
                                                    -----       ---------------
     General Electric Company                     $  213,805          1.91%
     Wal-Mart Stores, Inc.                           201,240          1.80%
     Federal Home Loan Mortgage Corp.,
       4.000%, 11/15/2018                            182,783          1.63%
     Microsoft Corporation                           175,205          1.56%
     Halliburton Company                             167,292          1.49%
     Citigroup Inc.                                  165,002          1.47%
     Pfizer Inc.                                     151,580          1.35%
     Fleet Credit Card Master Trust II,
       2.400%, 07/15/2008                            149,864          1.34%
     Wells Fargo & Company                           144,509          1.29%
     Federal Home Loan Bank,
       4.000%, 07/02/2015                            143,083          1.28%
                                                  ----------         ------
                                                  $1,694,363         15.12%
                                                  ----------         ------
                                                  ----------         ------

COUNTRY VP MUTUAL FUNDS -- PORTFOLIO HIGHLIGHTS

COUNTRY VP SHORT-TERM BOND FUND
     AVERAGE ANNUAL RETURNS  December 31, 2005
                                                               SINCE INCEPTION
                                                     1 YEAR        11/17/03
                                                     ------        --------
     COUNTRY VP Short-Term Bond Fund
       (11/17/03)(1)<F29>                              1.79%          1.64%
     Merrill Lynch U.S. Domestic Master,
       1-3 Year Bond Index(2)<F30>                     1.91%          1.81%
     Merrill Lynch U.S. Treasury/Agency
       1-3 Year Bond Index(3)<F31>                     1.70%          1.44%
     Lipper Short Investment Grade
       Fund Average(4)<F32>                            1.72%          1.83%
     ----------------
     (1)<F29> Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
     (2)<F30>  The Merrill Lynch U.S. Domestic Master 1- 3 Year Bond
               Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities of 1-3 years.
     (3)<F31> The Merrill Lynch U.S. Treasury/Agency 1-3 Year Bond Index is an index of Treasury securities with maturities ranging from one to three years which are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund will no longer use this index for comparison purposes.
     (4)<F32> The Lipper Short Investment Grade Fund Average consists of funds primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

     TEN LARGEST HOLDINGS (excludes short-term investments)  December 31, 2005

                                                      VALUE     PERCENT OF FUND
                                                      -----     ---------------
     United States Treasury Note,
       4.125%, 08/15/2008                         $  596,695          3.99%
     Bank One Issuance Trust,
       4.400%, 10/15/2009                            500,134          3.35%
     United States Treasury Note,
       3.375%, 02/28/2007                            493,906          3.31%
     United States Treasury Note,
       2.375%, 08/31/2006                            493,360          3.29%
     Fleet Credit Card Master Trust II,
       2.400%, 07/15/2008                            349,682          2.34%
     Federal National Mortgage Association,
       6.000%, 05/01/2013                            327,181          2.19%
     GMAC Commercial Mortgage Securities Inc.,
       3.400%, 04/10/2040                            310,494          2.08%
     Federal Home Loan Mortgage Corp.,
       6.000%, 11/15/2011                            307,782          2.06%
     National Rural Utilities Cooperative
       Finance Corporation, 3.000%, 02/15/2006       300,254          2.01%
     Federal Home Loan Mortgage Corp.,
       4.500%, 05/01/2013                            297,123          1.99%
                                                  ----------         ------
                                                  $3,976,611         26.61%
                                                  ----------         ------
                                                  ----------         ------

COUNTRY VP BOND FUND
     AVERAGE ANNUAL RETURNS  December 31, 2005

                                                               SINCE INCEPTION
                                                     1 YEAR        11/17/03
                                                     ------        --------
     COUNTRY VP Bond Fund - (11/17/03)(1)<F33>         1.82%          2.65%
     Merrill Lynch U.S. Domestic Master
       Bond Index(2)<F34>                              2.55%          3.45%
     Lipper Intermediate Investment Grade
       Fund Average(3)<F35>                            1.99%          3.25%
     ---------------
     (1)<F33> Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
     (2)<F34> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate
               Bonds and Mortgage Pass Through Securities with maturities greater than one year.
     (3)<F35> The Lipper Intermediate Investment Grade Fund Average consists of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

     TEN LARGEST HOLDINGS (excludes short-term investments)  December 31, 2005

                                                   VALUE        PERCENT OF FUND
                                                   -----        ---------------
     U.S. Treasury Note, 3.375%, 11/15/2008       $1,946,328         12.60%
     Federal Home Loan Bank, 4.000%, 07/02/2015      476,942          3.08%
     U.S.Treasury Inflation Index Note,
       3.000%, 07/15/2012                            467,443          3.02%
     Federal Home Loan Mortgage Corp.,
       4.000%, 11/15/2018                            456,958          2.95%
     Wachovia Bank Commercial Mortgage Trust,
       4.445%, 11/15/2035                            437,550          2.83%
     Government National Mortgage
       Association, 5.000%, 07/15/2033               436,541          2.82%
     U.S. Treasury Bond, 5.375%, 02/15/2031          336,984          2.18%
     JP Morgan Commercial Mortgage
       Finance Corp., 5.050%, 12/12/2034             298,692          1.93%
     U.S. Treasury Note, 4.250%, 11/15/2013          297,141          1.92%
     U.S. Treasury Bond, 7.500%, 11/15/2016          251,219          1.62%
                                                  ----------         ------
                                                  $5,405,798         34.95%
                                                  ----------         ------
                                                  ----------         ------

COUNTRY VP MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2005 COUNTRY VP GROWTH FUND

                                                     SHARES         VALUE
                                                     ------         -----
COMMON STOCKS -- 85.69%
CONSUMER DISCRETIONARY -- 7.49%
Dollar General Corporation                             5,800    $   110,606
Gentex Corporation                                    13,200        257,400
The Home Depot, Inc.                                   3,600        145,728
Jones Apparel Group, Inc.                              3,600        110,592
Kohl's Corporation (a)<F36>                            2,000         97,200
Target Corporation                                     1,800         98,946
Williams-Sonoma, Inc. (a)<F36>                         2,500        107,875
                                                                -----------
                                                                    928,347
                                                                -----------
CONSUMER STAPLES -- 12.60%
Altria Group, Inc.                                     2,550        190,536
The Coca-Cola Company                                  3,200        128,992
CVS Corporation                                        4,600        121,532
Kimberly-Clark Corporation                             3,200        190,880
McCormick & Company                                    3,500        108,220
The Procter & Gamble Company                           3,700        214,156
Sara Lee Corporation                                  11,000        207,900
Sysco Corporation                                      3,100         96,255
Unilever NV -- ADR                                     1,500        102,975
Wal-Mart Stores, Inc.                                  4,300        201,240
                                                                -----------
                                                                  1,562,686
                                                                -----------
ENERGY -- 11.45%
Apache Corporation                                     3,000        205,560
ChevronTexaco Corp.                                    2,800        158,956
ConocoPhillips                                         3,400        197,812
Diamond Offshore Drilling, Inc.                        3,500        243,460
Exxon Mobil Corporation                                3,900        219,063
Halliburton Company                                    3,400        210,664
Schlumberger Limited (b)<F37>                          1,900        184,585
                                                                -----------
                                                                  1,420,100
                                                                -----------
FINANCIALS -- 12.65%
ACE Limited (b)<F37>                                   3,200        171,008
American Express Company                               2,600        133,796
American International Group, Inc.                     3,000        204,690
Ameriprise Financial Inc.                                520         21,320
The Bank of New York Company, Inc.                     3,300        105,105
Citigroup Inc.                                         5,800        281,474
JPMorgan Chase & Co.                                   4,500        178,605
MBNA Corporation                                       4,100        111,315
Washington Mutual, Inc.                                3,700        160,950
Wells Fargo & Company                                  3,200        201,056
                                                                -----------
                                                                  1,569,319
                                                                -----------
HEALTH CARE -- 11.66%
Abbott Laboratories                                    3,650        143,919
Amgen Inc. (a)<F36>                                    1,700        134,062
Baxter International Inc.                              3,900        146,835
Boston Scientific Corp. (a)<F36>                       3,600         88,164
Forest Laboratories, Inc. (a)<F36>                     2,800        113,904
Johnson & Johnson                                      3,300        198,330
Medco Health Solutions, Inc. (a)<F36>                  3,500        195,300
Medtronic, Inc.                                        2,000        115,140
Pfizer Inc.                                            7,600        177,232
Quest Diagnostics Incorporated                         2,600        133,848
                                                                -----------
                                                                  1,446,734
                                                                -----------
INDUSTRIALS -- 10.56%
3M Co.                                                 1,400        108,500
American Power Conversion Corporation                  5,700        125,400
Caterpillar Inc.                                       3,900        225,303
Emerson Electric Co.                                   1,600        119,520
FedEx Corp.                                            1,500        155,085
General Electric Company                               9,700        339,985
Masco Corporation                                      4,000        120,760
Rockwell Automation, Inc.                              1,950        115,362
                                                                -----------
                                                                  1,309,915
                                                                -----------
INFORMATION TECHNOLOGY -- 11.80%
Analog Devices, Inc.                                   2,100         75,327
Avid Technology, Inc. (a)<F36>                         2,600        142,376
Canon Inc. -- ADR                                      3,400        200,022
Cisco Systems, Inc. (a)<F36>                           6,500        111,280
Intel Corporation                                      6,200        154,752
International Business Machines Corporation            1,300        106,860
International Rectifier Corporation (a)<F36>           2,775         88,522
Microsoft Corporation                                  9,100        237,965
Nokia Corp. -- ADR                                     8,700        159,210
QUALCOMM Inc.                                          2,200         94,776
Symantec Corporation (a)<F36>                          5,275         92,313
                                                                -----------
                                                                  1,463,403
                                                                -----------
MATERIALS -- 2.99%
Alcoa Inc.                                             5,300        156,721
Newmont Mining Corporation                             4,000        213,600
                                                                -----------
                                                                    370,321
                                                                -----------
TELECOMMUNICATION SERVICES -- 2.14%
ALLTEL Corporation                                     2,400        151,440
Verizon Communications Inc.                            3,800        114,456
                                                                -----------
                                                                    265,896
                                                                -----------
UTILITIES -- 2.35%
Duke Energy Corporation                                3,300         90,585
FPL Group, Inc.                                        2,500        103,900
Progress Energy, Inc.                                  2,200         96,624
                                                                -----------
                                                                    291,109
                                                                -----------
TOTAL COMMON STOCKS
  (Cost $9,121,490)                                              10,627,830
                                                                -----------

                                                  PRINCIPAL
                                                    AMOUNT          VALUE
                                                    ------          -----
SHORT-TERM INVESTMENTS -- 14.39%
COMMERCIAL PAPER -- 4.02%
GMAC Commercial Mortgage Securities Inc.
  4.290%, 01/11/2006                                $500,000    $   499,404
                                                                 __________
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.03% (C)<F38>
Federal National Mortgage Association
  4.100%, 01/09/2006                                 500,000        499,545
                                                                -----------

                                                     SHARES
                                                     ------
MONEY MARKET FUNDS -- 6.34%
Federated Prime Obligations Fund                     201,045        201,045
Janus Money Market Fund                              585,316        585,316
                                                                -----------
                                                                    786,361
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,785,310)                                               1,785,310
                                                                -----------
TOTAL INVESTMENTS -- 100.08%
  (Cost $10,906,800)                                             12,413,140
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.08)%                    (10,310)
                                                                -----------
TOTAL NET ASSETS -- 100.00%                                     $12,402,830
                                                                -----------
                                                                -----------

Percentages are stated as a percent of net assets.

ADR -- American Depository Receipt
(a)<F36>  Non-income producing.
(b)<F37>  Foreign security.
(c)<F38> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                       See notes to financial statements.

COUNTRY VP MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2005 COUNTRY VP BALANCED FUND

                                                     SHARES         VALUE
                                                     ------         -----
COMMON STOCKS -- 60.11%
CONSUMER DISCRETIONARY -- 5.35%
Dollar General Corporation                             3,300    $    62,931
Gentex Corporation                                     5,200        101,400
Harley-Davidson, Inc.                                  1,100         56,639
The Home Depot, Inc.                                   2,600        105,248
Jones Apparel Group, Inc.                              2,300         70,656
Kohl's Corporation (a)<F39>                            1,300         63,180
Target Corporation                                     1,600         87,952
Williams-Sonoma, Inc. (a)<F39>                         1,200         51,780
                                                                -----------
                                                                    599,786
                                                                -----------
CONSUMER STAPLES -- 8.25%
Altria Group, Inc.                                     1,300         97,136
The Coca-Cola Company                                  2,100         84,651
CVS Corporation                                        3,400         89,828
Kimberly-Clark Corporation                             1,900        113,335
McCormick & Company                                    2,200         68,024
The Procter & Gamble Company                           2,200        127,336
Sara Lee Corporation                                   4,100         77,490
Sysco Corporation                                      2,100         65,205
Wal-Mart Stores, Inc.                                  4,300        201,240
                                                                -----------
                                                                    924,245
                                                                -----------
ENERGY -- 7.26%
Apache Corporation                                     1,900        130,188
ConocoPhillips                                         2,400        139,632
Diamond Offshore Drilling, Inc.                        2,000        139,120
Exxon Mobil Corporation                                2,500        140,425
Halliburton Company                                    2,700        167,292
Schlumberger Limited                                   1,000         97,150
                                                                -----------
                                                                    813,807
                                                                -----------
FINANCIALS -- 8.99%
ACE Limited                                            1,800         96,192
American Express Company                               1,600         82,336
American International Group, Inc.                     1,900        129,637
Ameriprise Financial Inc.                                320         13,120
Bank of America Corporation                            2,400        110,760
The Bank of New York Company, Inc.                     3,000         95,550
Citigroup Inc.                                         3,400        165,002
JPMorgan Chase & Co.                                   1,980         78,586
Washington Mutual, Inc.                                2,100         91,350
Wells Fargo & Company                                  2,300        144,509
                                                                -----------
                                                                  1,007,042
                                                                -----------
HEALTH CARE -- 8.11%
Abbott Laboratories                                    2,600        102,518
Amgen Inc. (a)<F39>                                    1,000         78,860
Baxter International Inc.                              2,000         75,300
Boston Scientific Corp. (a)<F39>                       2,200         53,878
Forest Laboratories, Inc. (a)<F39>                     1,400         56,952
Johnson & Johnson                                      2,100        126,210
Medco Health Solutions, Inc. (a)<F39>                  2,000        111,600
Medtronic, Inc.                                        1,200         69,084
Pfizer Inc.                                            6,500        151,580
Quest Diagnostics Incorporated                         1,600         82,368
                                                                -----------
                                                                    908,350
                                                                -----------
INDUSTRIALS -- 7.47%
3M Co.                                                 1,300        100,750
American Power Conversion Corporation                  3,600         79,200
Caterpillar Inc.                                       2,000        115,540
Emerson Electric Co.                                   1,300         97,110
FedEx Corp.                                              900         93,051
General Electric Company                               6,100        213,805
Masco Corporation                                      2,400         72,456
Rockwell Automation, Inc.                              1,100         65,076
                                                                -----------
                                                                    836,988
                                                                -----------
INFORMATION TECHNOLOGY -- 9.34%
Avid Technology, Inc. (a)<F39>                         1,700         93,092
Canon Inc. -- ADR                                      1,600         94,128
Cisco Systems, Inc. (a)<F39>                           5,500         94,160
First Data Corporation                                 2,200         94,622
Intel Corporation                                      3,800         94,848
International Business Machines Corporation            1,100         90,420
International Rectifier Corporation (a)<F39>           2,200         70,180
Microsoft Corporation                                  6,700        175,205
Nokia Corp. -- ADR                                     5,400         98,820
QUALCOMM Inc.                                          1,200         51,696
Symantec Corporation (a)<F39>                          5,100         89,250
                                                                -----------
                                                                  1,046,421
                                                                -----------
MATERIALS -- 2.09%
Alcoa Inc.                                             3,600        106,452
Newmont Mining Corporation                             2,400        128,160
                                                                -----------
                                                                    234,612
                                                                -----------
TELECOMMUNICATION SERVICES -- 1.38%
ALLTEL Corporation                                     1,400         88,340
Verizon Communications Inc.                            2,200         66,264
                                                                -----------
                                                                    154,604
                                                                -----------
UTILITIES -- 1.87%
Duke Energy Corporation                                2,500         68,625
FPL Group, Inc.                                        1,600         66,496
Progress Energy, Inc.                                  1,700         74,664
                                                                -----------
                                                                    209,785
                                                                -----------
TOTAL COMMON STOCKS
  (Cost $5,812,975)                                               6,735,640
                                                                -----------

                                             PRINCIPAL AMOUNT
                                             ----------------
ASSET-BACKED SECURITIES -- 1.91%
Citibank Credit Card Issuance Trust
  4.150%, 07/07/2017                                $ 50,000         47,237
Consumer Funding, LLC
  3.800%, 04/20/2008                                  16,389         16,365
Fleet Credit Card Master Trust II
  2.400%, 07/15/2008                                 150,000        149,864
                                                                -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $211,323)                                                   213,466
                                                                -----------
CORPORATE BONDS -- 4.35%
CONSUMER STAPLES -- 0.43%
Wal-Mart Stores, Inc.
  4.125%, 02/15/2011                                  50,000         48,309
                                                                -----------
FINANCIALS -- 3.47%
American Honda Finance Corporation
  4.500%, 05/26/2009
  (Acquired 05/18/2004, Cost $49,894) (b)<F40>        50,000         49,345
General Electric Capital Corporation
  4.250%, 12/01/2010                                 100,000         97,611
  3.000%, 06/27/2018 (d)<F42>                         50,000         45,354
HSBC Finance Corporation
  4.125%, 12/15/2008                                 100,000         97,646
Toyota Motor Credit Corporation
  4.350%, 12/15/2010                                 100,000         98,473
                                                                -----------
                                                                    388,429
                                                                -----------
TELECOMMUNICATION SERVICES -- 0.45%
GTE South, Inc.
  6.000%, 02/15/2008                                  50,000         50,330
                                                                -----------
TOTAL CORPORATE BONDS
  (Cost $498,723)                                                   487,068
                                                                -----------
MORTGAGE-BACKED SECURITIES -- 14.23%
Federal Home Loan Bank
  4.840%, 01/25/2012                                  44,134         43,604
Federal Home Loan Mortgage Corp.
  6.500%, 03/01/2015                                  62,496         64,228
  4.000%, 11/15/2018                                 200,000        182,783
  5.000%, 11/15/2018                                  75,000         73,982
  5.000%, 10/01/2020                                  50,000         49,507
  5.000%, 10/15/2031                                  50,000         48,566
Federal National Mortgage Association
  5.000%, 02/01/2014                                  65,200         65,158
  5.500%, 09/01/2025                                  49,039         48,937
  5.500%, 02/01/2033                                  80,329         79,764
  5.290%, 11/25/2033                                  50,000         49,641
  5.500%, 12/01/2035                                  50,000         49,521
  6.500%, 02/25/2044                                  52,498         53,485
  6.500%, 05/25/2044                                  45,392         46,502
Government National Mortgage Association
  4.500%, 05/20/2014                                  78,924         77,402
  4.116%, 03/16/2019                                  47,823         46,769
  6.000%, 02/15/2032                                  48,188         49,399
  7.000%, 07/15/2032                                  56,113         58,908
JP Morgan Commercial Mortgage Finance Corp.
  5.050%, 12/12/2034                                 100,000         99,564
Master Asset Securitization Trust
  5.500%, 07/25/2033                                  50,556         49,703
Mortgage IT Trust
  4.250%, 02/25/2035 (d)<F42>                         43,832         42,498
Nomura Asset Acceptance Corporation
  6.500%, 10/25/2034                                  31,167         31,516
Residential Asset Securitization Trust
  4.750%, 02/25/2019                                  49,913         48,556
Wachovia Bank Commercial Mortgage Trust
  4.445%, 11/15/2035                                 125,000        121,542
  5.411%, 07/15/2041                                  75,000         75,809
Wells Fargo Mortgage Backed Securities Trust
  4.449%, 10/25/2033                                  38,287         36,851
                                                                -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $1,616,760)                                               1,594,195
                                                                -----------
U.S. GOVERNMENT AGENCY ISSUES -- 5.14%  (C)<F41>
Federal Home Loan Bank
  2.750%, 04/05/2007 (d)<F42>                         50,000         48,785
  3.000%, 03/30/2011 (d)<F42>                         50,000         50,098
  4.000%, 07/02/2015 (d)<F42>                        150,000        143,083
  4.000%, 06/26/2018 (d)<F42>                         50,000         47,378
  4.250%, 07/17/2018 (d)<F42>                         50,000         47,270
  4.250%, 07/23/2018 (d)<F42>                         75,000         70,886
Federal Home Loan Mortgage Corp.
  4.500%, 01/15/2014                                  75,000         73,609
New Valley Generation IV
  4.687%, 01/15/2022                                  96,061         95,188
                                                                -----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (Cost $576,049)                                                   576,297
                                                                -----------
U.S. TREASURY OBLIGATIONS -- 7.86%
U.S. TREASURY BOND -- 0.56%
7.500%, 11/15/2016                                    50,000         62,805
                                                                -----------
U.S. TREASURY INFLATION INDEX BOND -- 0.25%
2.375%, 01/15/2025                                    26,356         27,701
                                                                -----------
U.S. TREASURY INFLATION INDEX NOTE -- 1.54%
3.375%, 01/15/2012                                    55,957         60,169
3.000%, 07/15/2012                                    55,262         58,430
1.875%, 07/15/2013                                    54,099         53,359
                                                                -----------
                                                                    171,958
                                                                -----------
U.S. TREASURY NOTES -- 5.51%
6.875%, 05/15/2006                                   100,000        100,902
3.125%, 05/15/2007                                    50,000         49,135
2.750%, 08/15/2007                                    50,000         48,707
4.000%, 09/30/2007                                    75,000         74,479
2.625%, 05/15/2008                                    50,000         48,031
4.125%, 08/15/2008                                   100,000         99,449
3.875%, 05/15/2009                                   100,000         98,430
3.875%, 07/15/2010                                    50,000         49,004
4.250%, 11/15/2013                                    50,000         49,523
                                                                    617,660
                                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $893,788)                                                   880,124
                                                                -----------

                                                    SHARES
                                                    ------
SHORT-TERM INVESTMENTS -- 6.35%
MONEY MARKET FUNDS -- 6.35%
Federated Prime Obligations Fund                     170,433        170,433
Janus Money Market Fund                              541,551        541,551
                                                                -----------
                                                                    711,984
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $711,984)                                                   711,984
                                                                -----------
TOTAL INVESTMENTS -- 99.95%
  (Cost $10,321,602)                                             11,198,774
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.05%                                             6,113
                                                                -----------
TOTAL NET ASSETS -- 100.00%                                     $11,204,887
                                                                -----------
                                                                -----------

Percentages are stated as a percent of net assets.

ADR -- American Depository Receipt
(a)<F39>  Non-income producing.
(b)<F40>  Restricted under Rule 144A of the Securities Act of 1933.
(c)<F41> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F42> Variable rate security. The rate shown is in effect on December 31, 2005.
                       See notes to financial statements.

COUNTRY VP MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2005 COUNTRY VP SHORT-TERM BOND FUND

                                                 PRINCIPAL
                                                   AMOUNT          VALUE
                                                   ------          -----
ASSET-BACKED SECURITIES -- 10.83%
AmeriCredit Automobile Receivables Trust
  4.610%, 01/06/2009                                $ 51,998    $    51,951
Bank One Issuance Trust
  4.400%, 10/15/2009 (b)<F44>                        500,000        500,134
Capital Auto Receivables Asset Trust
  2.920%, 04/15/2008                                 196,945        196,800
Citibank Credit Card Issuance Trust
  2.700%, 01/15/2008                                 100,000         99,922
Consumer Funding, LLC
  3.800%, 04/20/2008                                  59,000         58,916
Countrywide Asset Back Certificates
  5.363%, 03/25/2030                                 100,000         99,900
Fleet Credit Card Master Trust II
  2.400%, 07/15/2008                                 350,000        349,681
New Century Home Equity Loan Trust
  3.560%, 11/25/2033                                  50,033         49,742
Residential Asset Securities Corporation
  3.250%, 12/25/2028                                  63,872         63,156
Structured Asset Securities Corporation
  5.540%, 11/25/2032                                 150,000        148,699
                                                                -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $1,629,168)                                               1,618,901
                                                                -----------
CORPORATE BONDS -- 15.90%
Baltimore Gas and Electric Company
  6.730%, 06/12/2012                                 100,000        107,506
Comcast Cable Communications, Inc.
  8.375%, 05/01/2007                                 150,000        156,422
FPL Group Capital Inc.
  4.086%, 02/16/2007                                 150,000        148,505
General Electric Capital Corporation
  3.500%, 08/15/2007                                 300,000        293,955
General Motors Acceptance Corporation
  5.625%, 05/15/2009                                 100,000         88,969
GTE South, Inc.
  6.000%, 02/15/2008                                 200,000        201,320
Marshall & Ilsley Bank
  2.900%, 08/18/2009                                 218,182        209,407
Merrill Lynch & Co., Inc.
  5.490%, 03/12/2007 (b)<F44>                        200,000        198,034
National Rural Utilities Cooperative
  Finance Corporation
  3.000%, 02/15/2006                                 300,000        300,253
Nationwide Life Global Fund
  2.750%, 05/15/2007
  (Acquired 02/20/2004, Cost $299,403) (a)<F43>      300,000        290,219
Rowan Companies, Inc.
  5.880%, 03/15/2012                                 162,000        166,436
U.S. Central Credit Union
  2.700%, 09/30/2009                                 145,455        137,220
U.S. Trade Funding Corp.
  4.260%, 11/15/2014
  (Acquired 12/14/2004, Cost $78,209) (a)<F43>        78,577         76,875
                                                                -----------
TOTAL CORPORATE BONDS
  (Cost $2,436,460)                                               2,375,121
                                                                -----------
MORTGAGE-BACKED SECURITIES -- 40.70%
Chase Mortgage Finance Corporation
  5.500%, 11/25/2035                                 150,000        149,512
Countrywide Alternative Loan Trust
  5.363%, 05/25/2036                                 191,529        193,342
Deutsche Mortgage Securities, Inc.
  5.026%, 06/26/2035 (Acquired 09/22/2005,
  Cost $181,926) (a)<F43>                            182,011        181,192
Federal Home Loan Bank
  4.840%, 01/25/2012                                  88,268         87,209
  4.720%, 09/20/2012                                 144,300        141,991
Federal Home Loan Mortgage Corp.
  2.478%, 05/15/2010                                 189,752        187,759
  6.000%, 11/15/2011                                 307,128        307,782
  4.500%, 05/01/2013                                 302,613        297,123
  6.500%, 03/01/2015                                 156,240        160,571
Federal National Mortgage Association
  5.000%, 01/01/2011                                 127,389        126,856
  6.000%, 05/01/2013                                 320,190        327,182
  4.500%, 06/01/2013                                 226,330        222,509
  5.000%, 06/01/2013                                 233,106        232,956
  4.000%, 11/01/2013                                 223,326        216,066
  5.000%, 02/01/2014                                 130,400        130,317
  5.290%, 11/25/2033                                 150,000        148,922
  4.224%, 05/01/2034                                 127,018        122,648
  6.500%, 02/25/2044                                 104,996        106,970
  6.500%, 05/25/2044                                 105,915        108,505
GE Capital Commercial Mortgage Corporation
  4.706%, 05/10/2043                                 150,000        147,864
GMAC Commercial Mortgage Securities Inc.
  6.650%, 09/15/2035                                 124,074        127,531
  3.400%, 04/10/2040                                 319,661        310,494
Government National Mortgage Association
  4.104%, 03/16/2018                                 291,486        285,904
  4.116%, 03/16/2019                                 143,468        140,306
  4.130%, 02/16/2027                                 237,340        231,990
Master Adjustable Rate Mortgages Trust
  3.817%, 04/21/2034                                 123,539        120,542
Master Alternative Loan Trust
  5.000%, 06/25/2015                                  93,339         92,495
Mortgage IT Trust (b)<F44>
  4.250%, 02/25/2035                                  87,664         84,997
Nomura Asset Acceptance Corporation
  6.500%, 10/25/2034 (Acquired 08/18/2004,
  Cost $98,161) (a)<F43>                              93,502         94,549
Salomon Brothers Mortgage Securities VII
  3.222%, 03/18/2036                                 193,592        190,925
  6.168%, 11/13/2036                                 100,000        102,184
Washington Mutual
  4.125%, 01/25/2033                                 109,203        109,189
  3.177%, 09/25/2033                                 149,929        148,009
  4.844%, 10/25/2035                                 237,053        234,919
Wells Fargo Mortgage Backed Securities Trust
  5.500%, 02/25/2018                                 100,000         99,665
  4.449%, 10/25/2033                                 114,860        110,553
                                                                -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $6,206,284)                                               6,081,528
                                                                -----------
U.S. GOVERNMENT AGENCY ISSUES -- 10.35% (C)<F45>
Federal Home Loan Bank
  2.750%, 04/05/2007 (b)<F44>                        200,000        195,138
  3.500%, 11/27/2009 (b)<F44>                        150,000        146,949
  3.000%, 03/30/2011 (b)<F44>                        200,000        200,392
  3.500%, 01/30/2014 (b)<F44>                        200,000        197,280
  4.000%, 02/27/2014 (b)<F44>                        200,000        197,168
Federal Home Loan Mortgage Corp.
  2.375%, 02/15/2007                                 250,000        243,544
Federal National Mortgage Association
  3.125%, 07/15/2006                                 150,000        148,831
Overseas Private Investment Company
  2.410%, 06/15/2009                                 140,434        139,001
  3.420%, 01/15/2015                                  84,164         79,035
                                                                -----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (Cost $1,557,807)                                               1,547,338
                                                                -----------
U.S. TREASURY OBLIGATIONS -- 9.96%
U.S. TREASURY INFLATION INDEX NOTE -- 1.67%
0.875%, 04/15/2010                                   262,241        249,303
                                                                -----------
U.S. TREASURY NOTES -- 8.29%
3.375%, 02/28/2007                                   500,000        493,906
3.750%, 05/15/2008                                   150,000        147,867
4.125%, 08/15/2008                                   600,000        596,695
                                                                -----------
                                                                  1,238,468
                                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,491,295)                                               1,487,771
                                                                 __________
SHORT-TERM INVESTMENTS -- 11.85%
COMMERCIAL PAPER -- 4.68%
American Express Company
  4.270%, 01/10/2006                                 700,000        699,253
                                                                -----------

                                                   SHARES
                                                   ------
MONEY MARKET FUNDS -- 3.87%
Harris Insight Money Market Fund                     578,065        578,065
                                                                -----------
U.S. TREASURY NOTES -- 3.30%
2.375%, 08/31/2006                                   500,000        493,360
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,770,837)                                               1,770,678
                                                                -----------
TOTAL INVESTMENTS -- 99.59%
  (Cost $15,091,851)                                             14,881,337
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.41%                                            61,610
                                                                -----------
TOTAL NET ASSETS -- 100.00%                                     $14,942,947
                                                                -----------
                                                                -----------

Percentages are stated as a percent of net assets.

(a)<F43>  Restricted under Rule 144A of the Securities Act of 1933.
(b)<F44> Variable rate security. The rate shown is in effect on December 31, 2005.
(c)<F45> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                       See notes to financial statements.

COUNTRY VP MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2005 COUNTRY VP BOND FUND
                                                  PRINCIPAL
                                                    AMOUNT          VALUE
                                                    ------          -----
ASSET-BACKED SECURITIES -- 3.05%
Citibank Credit Card Issuance Trust
  4.150%, 07/07/2017                              $   75,000    $    70,855
Consumer Funding, LLC
  3.800%, 04/20/2008                                  55,722         55,643
Fleet Credit Card Master Trust II
  2.400%, 07/15/2008                                 150,000        149,863
PG&E Energy Recovery Funding LLC
  4.470%, 12/25/2014                                 100,000         97,502
TXU Electric Delivery Transition
  Bond Company LLC
  3.520%, 11/15/2011                                 100,160         97,617
                                                                -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $473,092)                                                   471,480
                                                                -----------
CORPORATE BONDS -- 12.04%
American Honda Finance Corporation
  4.500%, 05/26/2009
  (Acquired 05/18/2004, Cost $99,787) (a)<F46>       100,000         98,691
Baltimore Gas and Electric Company
  6.730%, 06/12/2012                                 100,000        107,506
General Electric Capital Corporation
  4.250%, 12/01/2010                                 200,000        195,221
  3.000%, 06/27/2018 (b)<F47>                        250,000        226,770
GTE South, Inc.
  6.000%, 02/15/2008                                 200,000        201,320
HSBC Finance Corporation
  4.125%, 12/15/2008                                 200,000        195,291
Ingersoll-Rand Company Ltd.
  6.230%, 11/19/2027                                 150,000        166,860
Merck & Co. Inc.
  5.760%, 05/03/2037                                  75,000         79,806
Perforadora Centrale
  5.240%, 12/15/2018 (d)<F49>                         86,669         88,537
Toyota Motor Credit Corporation
  4.350%, 12/15/2010                                 200,000        196,946
Vessel Management Services Inc.
  4.960%, 11/15/2027                                  88,000         87,542
Wal-Mart Stores, Inc.
  4.125%, 02/15/2011                                 225,000        217,390
                                                                -----------
TOTAL CORPORATE BONDS
  (Cost $1,895,936)                                               1,861,880
                                                                -----------
MORTGAGE-BACKED SECURITIES -- 36.44%
Federal Home Loan Bank
  4.840%, 01/25/2012                                  88,268         87,209
Federal Home Loan Mortgage Corp.
  6.500%, 03/01/2015                                 156,240        160,571
  4.000%, 11/15/2018                                 500,000        456,958
  5.000%, 11/15/2018                                 200,000        197,285
  5.000%, 10/01/2020                                 150,000        148,519
  5.000%, 10/15/2031                                 150,000        145,697
Federal National Mortgage Association
  5.000%, 02/01/2014                                 195,601        195,475
  5.500%, 09/01/2025                                 196,155        195,747
  5.500%, 02/01/2033                                 144,592        143,574
  5.290%, 11/25/2033                                 150,000        148,922
  5.500%, 12/01/2035                                 150,000        148,562
  6.500%, 02/25/2044                                 104,996        106,971
  6.500%, 05/25/2044                                 105,915        108,505
GE Capital Commercial Mortgage Corporation
  4.706%, 05/10/2043                                 150,000        147,864
GMAC Commercial Mortgage Securities Inc.
  3.400%, 04/10/2040                                 213,107        206,996
Government National Mortgage Association
  4.500%, 05/20/2014                                 197,310        193,506
  5.500%, 10/20/2015                                 209,947        212,096
  4.104%, 03/16/2018                                 155,459        152,482
  4.116%, 03/16/2019                                 143,468        140,306
  4.031%, 01/16/2021                                 193,332        188,472
  6.000%, 12/15/2031                                 108,064        110,759
  6.000%, 02/15/2032                                 144,563        148,198
  7.000%, 07/15/2032                                 112,225        117,817
  5.000%, 07/15/2033                                 441,711        436,541
JP Morgan Commercial Mortgage
  Finance Corp.
  5.050%, 12/12/2034                                 300,000        298,692
Mortgage IT Trust
  4.250%, 02/25/2035 (b)<F47>                         87,664         84,997
Nomura Asset Acceptance Corporation
  6.500%, 03/25/2034                                  53,081         54,275
  6.500%, 10/25/2034 (Acquired 08/18/2004,
  cost $98,161) (a)<F46>                              93,502         94,549
Residential Asset Securitization Trust
  4.750%, 02/25/2019                                 133,101        129,482
Vendee Mortgage Trust
  5.750%, 11/15/2032                                  50,000         51,245
Wachovia Bank Commercial Mortgage Trust
  4.445%, 11/15/2035                                 450,000        437,550
  5.411%, 07/15/2041                                  75,000         75,809
Wells Fargo Mortgage Backed Securities Trust
  4.449%, 10/25/2033                                 114,860        110,553
                                                                -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $5,722,654)                                               5,636,184
                                                                -----------
U.S. GOVERNMENT AGENCY ISSUES -- 13.64% (C)<F48>
Federal Home Loan Bank
  3.500%, 11/27/2009 (b)<F47>                        150,000        146,949
  4.000%, 07/23/2013 (b)<F47>                        100,000         97,643
  3.500%, 01/30/2014 (b)<F47>                        100,000         98,640
  4.000%, 07/02/2015 (b)<F47>                        500,000        476,942
  4.000%, 03/30/2016 (b)<F47>                         50,000         48,138
  4.000%, 06/19/2018 (b)<F47>                        100,000         95,076
  4.250%, 06/19/2018 (b)<F47>                        100,000         94,873
  4.000%, 06/26/2018 (b)<F47>                        175,000        165,822
  4.000%, 06/26/2018 (b)<F47>                        150,000        142,891
  4.000%, 07/09/2018 (b)<F47>                        100,000         93,878
  4.250%, 07/17/2018 (b)<F47>                        220,000        207,989
Federal Home Loan Mortgage Corp.
  4.500%, 01/15/2014                                 250,000        245,364
Federal National Mortgage Association
  3.125%, 07/15/2006                                 100,000         99,221
New Valley Generation IV
  4.687%, 01/15/2022                                  96,061         95,188
                                                                -----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (Cost $2,105,005)                                               2,108,614
                                                                -----------
U.S. TREASURY OBLIGATIONS -- 31.83%
U.S. TREASURY BOND -- 3.80%
  7.500%, 11/15/2016                                 200,000        251,219
  5.375%, 02/15/2031                                 300,000        336,984
                                                                -----------
                                                                    588,203
                                                                -----------
U.S. TREASURY INFLATION INDEX BOND -- 1.08%
  2.375%, 01/15/2025                                 158,136        166,203
                                                                -----------
U.S. TREASURY INFLATION INDEX NOTES -- 4.75%
  3.000%, 07/15/2012                                 442,092        467,443
  1.875%, 07/15/2013                                 108,197        106,718
  2.000%, 01/15/2014                                 161,321        160,407
                                                                -----------
                                                                    734,568
                                                                -----------
U.S. TREASURY NOTES -- 22.20%
  4.000%, 09/30/2007                                 200,000        198,609
  4.250%, 11/30/2007                                 100,000         99,707
  4.125%, 08/15/2008                                 100,000         99,449
  3.375%, 11/15/2008                               2,000,000      1,946,328
  4.375%, 11/15/2008                                 100,000        100,016
  3.875%, 05/15/2009                                  50,000         49,215
  3.875%, 07/15/2010                                 150,000        147,012
  4.500%, 11/15/2010                                 200,000        201,078
  4.250%, 11/15/2013                                 300,000        297,141
  4.250%, 11/15/2014                                 100,000         98,836
  4.000%, 02/15/2015                                 100,000         96,953
  4.250%, 08/15/2015                                 100,000         98,707
                                                                -----------
                                                                  3,433,051
                                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $5,013,149)                                               4,922,025
                                                                -----------
                                                    SHARES
                                                    ------
SHORT-TERM INVESTMENTS -- 2.49%
MONEY MARKET FUNDS -- 2.49%
Harris Insight Money Market Fund                     358,398        358,398
Janus Money Market Fund                               27,218         27,218
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $385,616)                                                   385,616
                                                                -----------
TOTAL INVESTMENTS -- 99.49%
  (Cost $15,595,452)                                             15,385,799
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.51%                                            79,639
                                                                -----------
TOTAL NET ASSETS -- 100.00%                                     $15,465,438
                                                                -----------
                                                                -----------

Percentages are stated as a percent of net assets.
(a)<F46>  Restricted under Rule 144A of the Securities Act of 1933.
(b)<F47> Variable rate security. The rate shown is in effect on December 31, 2005.
(c)<F48> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F49>  Foreign security.

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2005


                                                      COUNTRY VP          COUNTRY VP          COUNTRY VP          COUNTRY VP
                                                        GROWTH             BALANCED           SHORT-TERM             BOND
                                                         FUND                FUND             BOND FUND              FUND
                                                         ----                ----             ---------              ----
ASSETS:
     Investments in securities:
          At cost                                     $10,906,800         $10,321,602         $15,091,851         $15,595,452
                                                      -----------         -----------         -----------         -----------
                                                      -----------         -----------         -----------         -----------
          At value                                    $12,413,140         $11,198,774         $14,881,337         $15,385,799
     Cash                                                      --                  --                  58               1,420
     Receivable from Advisor                                   --                  --                 457                 237
     Dividends receivable                                  15,165               8,903                  --                  --
     Interest receivable                                    3,708              32,171              94,735             112,908
     Prepaid expenses and other assets                      1,186                 944               1,510               1,566
                                                      -----------         -----------         -----------         -----------
          Total assets                                 12,433,199          11,240,792          14,978,097          15,501,930
                                                      -----------         -----------         -----------         -----------
LIABILITIES:
     Payable for capital stock redeemed                       811                 265                 182                 629
     Payable to Advisor                                     1,231               1,219                  --                  --
     Payable to custodian                                      --               7,956                  --                  --
     Accrued expenses and other liabilities                28,327              26,465              34,968              35,863
                                                      -----------         -----------         -----------         -----------
          Total liabilities                                30,369              35,905              35,150              36,492
                                                      -----------         -----------         -----------         -----------
NET ASSETS                                            $12,402,830         $11,204,887         $14,942,947         $15,465,438
                                                      -----------         -----------         -----------         -----------
                                                      -----------         -----------         -----------         -----------
NET ASSETS CONSIST OF:
     Paid in capital                                   10,895,723          10,281,870          15,234,301          15,722,308
     Undistributed net investment income                       --                  --                 740                 231
     Accumulated net realized gain (loss)
       on investments                                         767              45,845             (81,580)            (47,448)
     Net unrealized appreciation/depreciation
       on investment securities                         1,506,340             877,172            (210,514)           (209,653)
                                                      -----------         -----------         -----------         -----------
          Total -- representing net assets
            applicable to outstanding
            capital stock                             $12,402,830         $11,204,887         $14,942,947         $15,465,438
                                                      -----------         -----------         -----------         -----------
                                                      -----------         -----------         -----------         -----------

     Net assets                                       $12,402,830         $11,204,887         $14,942,947         $15,465,438
     Shares outstanding                                 1,080,901           1,026,226           1,523,697           1,572,382
     Net asset value, redemption price and
       offering price per share                       $     11.47         $     10.92         $      9.81         $      9.84

                       See notes to financial statements.

STATEMENTS OF OPERATIONS for the Year Ended December 31, 2005


                                                       COUNTRY VP           COUNTRY VP          COUNTRY VP          COUNTRY VP
                                                         GROWTH              BALANCED           SHORT-TERM             BOND
                                                          FUND                 FUND             BOND FUND              FUND
                                                          ----                 ----             ---------              ----
INVESTMENT INCOME:
     Dividends*<F50>                                     $194,996            $125,433            $     --            $     --
     Interest                                              51,522             176,071             510,613             655,665
                                                         --------            --------            --------            --------
          Total investment income                         246,518             301,504             510,613             655,665
                                                         --------            --------            --------            --------
EXPENSES:
     Investment advisory fees (Note F)                     89,582              81,966              74,728             115,367
     Transfer agent fees                                    4,579               4,180               5,840               5,940
     Professional fees                                     25,611              23,078              31,740              32,020
     Printing                                                 895                 995               1,195               1,195
     Custody fees                                           2,499               2,470               3,181               3,183
     Administration fees                                   25,699              23,582              31,965              33,081
     Accounting fees                                       24,632              29,123              34,349              36,209
     Miscellaneous fees                                       730                 630                 927                 927
     Insurance                                              1,506               1,406               1,925               1,925
     Trustee's fees                                           650                 564                 730                 730
     Registration fees                                        650                 650                 750                 750
                                                         --------            --------            --------            --------
          Total expenses                                  177,033             168,644             187,330             231,327
          Less: Expenses waived (Note F)                  (69,535)            (70,284)            (82,711)           (123,651)
                                                         --------            --------            --------            --------
          Net expenses                                    107,498              98,360             104,619             107,676
                                                         --------            --------            --------            --------
NET INVESTMENT INCOME                                     139,020             203,144             405,994             547,989
                                                         --------            --------            --------            --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments              233,907             120,804              (4,734)            (15,082)
     Net change in unrealized appreciation /
       depreciation on investments                        271,071              86,033            (135,060)           (268,363)
                                                         --------            --------            --------            --------
     Net realized and unrealized gain (loss)
       on investments                                     504,978             206,837            (139,794)           (283,445)
                                                         --------            --------            --------            --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $643,998            $409,981            $266,200            $264,544
                                                         --------            --------            --------            --------
                                                         --------            --------            --------            --------
*<F50> Net of foreign taxes withheld of                  $  1,037            $     64            $     --            $     --
                                                         --------            --------            --------            --------
                                                         --------            --------            --------            --------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                           COUNTRY VP GROWTH FUND                 COUNTRY VP BALANCED FUND
                                                       ------------------------------          ------------------------------
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        12/31/05            12/31/04            12/31/05            12/31/04
                                                       ----------          ----------          ----------          ----------
OPERATIONS:
     Net investment income                            $   139,020         $   128,280         $   203,144         $   196,767
     Net realized gain on investments                     233,907              66,568             120,804              77,403
     Net change in unrealized appreciation /
       depreciation on investments                        271,071             627,518              86,033             421,385
                                                      -----------         -----------         -----------         -----------
     Net increase in net assets resulting
       from operations                                    643,998             822,366             409,981             695,555
                                                      -----------         -----------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE B):
     Net investment income                               (146,154)           (128,282)           (213,239)           (211,855)
     Net realized gains on investments                   (193,581)            (98,997)            (42,787)            (88,565)
                                                      -----------         -----------         -----------         -----------
     Total distributions                                 (339,735)           (227,279)           (256,026)           (300,420)
                                                      -----------         -----------         -----------         -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)              577,897             317,846             208,139              73,731
                                                      -----------         -----------         -----------         -----------
     Total increase in net assets                         882,160             912,933             362,094             468,866
NET ASSETS:
     Beginning of period                               11,520,670          10,607,737          10,842,793          10,373,927
                                                      -----------         -----------         -----------         -----------
     End of period*<F51>                              $12,402,830         $11,520,670         $11,204,887         $10,842,793
                                                      -----------         -----------         -----------         -----------
                                                      -----------         -----------         -----------         -----------
     *<F51> Including undistributed net
       investment income of                           $        --         $        --         $        --         $       112
                                                      -----------         -----------         -----------         -----------
                                                      -----------         -----------         -----------         -----------



                                                       COUNTRY VP SHORT-TERM BOND FUND               COUNTRY VP BOND FUND
                                                       -------------------------------          ------------------------------
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                         12/31/05            12/31/04            12/31/05            12/31/04
                                                       -----------          ----------          ----------          ----------
OPERATIONS:
     Net investment income                            $   405,994         $   304,443         $   547,989         $   437,415
     Net realized gain (loss) on investments               (4,734)             (3,843)            (15,082)             38,303
     Net change in unrealized appreciation /
       depreciation on investments                       (135,060)           (105,431)           (268,363)             46,544
                                                      -----------         -----------         -----------         -----------
     Net increase in net assets resulting
       from operations                                    266,200             195,169             264,544             522,262
                                                      -----------         -----------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE B):
     Net investment income                               (447,061)           (335,590)           (572,068)           (473,542)
     Net realized gains on investments                         --                  --                  --              (9,334)
                                                      -----------         -----------         -----------         -----------
     Total distributions                                 (447,061)           (335,590)           (572,068)           (482,876)
                                                      -----------         -----------         -----------         -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)              178,233              56,068             520,659             201,654
                                                      -----------         -----------         -----------         -----------
     Total increase (decrease) in net assets               (2,628)            (84,353)            213,135             241,040
NET ASSETS:
     Beginning of period                               14,945,575          15,029,928          15,252,303          15,011,263
                                                      -----------         -----------         -----------         -----------
     End of period*<F52>                              $14,942,947         $14,945,575         $15,465,438         $15,252,303
                                                      -----------         -----------         -----------         -----------
                                                      -----------         -----------         -----------         -----------
     *<F52> Including undistributed net
       investment income of                           $       740         $       562         $       231         $       250
                                                      -----------         -----------         -----------         -----------
                                                      -----------         -----------         -----------         -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.


                                                                               COUNTRY VP GROWTH FUND
                                                   ------------------------------------------------------------------------------
                                                       YEAR ENDED             YEAR ENDED                 FOR THE PERIOD
                                                   DECEMBER 31, 2005       DECEMBER 31, 2004    11/17/03(1)<F53> THROUGH 12/31/03
                                                   -----------------       -----------------    ---------------------------------
Net asset value, beginning of year                      $ 11.19                 $ 10.61                        $ 10.00
                                                        -------                 -------                        -------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                 0.13                    0.13                           0.01
     Net realized and unrealized gains                     0.47                    0.68                           0.61
                                                        -------                 -------                        -------
          Total from investment operations                 0.60                    0.81                           0.62
                                                        -------                 -------                        -------
     LESS DISTRIBUTIONS
     Dividends from net investment income                 (0.14)                  (0.13)                         (0.01)
     Distributions from capital gains                     (0.18)                  (0.10)                            --
                                                        -------                 -------                        -------
          Total distributions                             (0.32)                  (0.23)                         (0.01)
                                                        -------                 -------                        -------
Net asset value, end of year                            $ 11.47                 $ 11.19                        $ 10.61
                                                        -------                 -------                        -------
                                                        -------                 -------                        -------
TOTAL INVESTMENT RETURN(2)<F54>                            5.33%                   7.60%                          6.20%**<F57>
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)               $12,403                 $11,521                        $10,608
     Ratio of expenses to average net assets:
          Before expense waiver and
            reimbursement(3)<F55>                          1.48%                   1.41%                          2.07%*<F56>
          After expense waiver and
            reimbursement(3)<F55>                          0.90%                   0.90%                          0.90%*<F56>
     Ratio of net investment income to
            average net assets:
          Before expense waiver and
            reimbursement(3)<F55>                          0.58%                   0.67%                         (0.33%)*<F56>
          After expense waiver and
            reimbursement(3)<F55>                          1.16%                   1.18%                          0.84%*<F56>
     Portfolio turnover rate                              14.11%                  13.18%                          0.00%**<F57>


(1)<F53>  Commencement of operations.
(2)<F54> Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
(3)<F55> Ratios do not include fees and expenses of any variable annuity contract or variable life insurance policy.
*<F56>    Annualized.
**<F57>   Not annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.



                                                                               COUNTRY VP BALANCED FUND
                                                   -------------------------------------------------------------------------------
                                                       YEAR ENDED             YEAR ENDED                   FOR THE PERIOD
                                                   DECEMBER 31, 2005       DECEMBER 31, 2004     11/17/03(1)<F58> THROUGH 12/31/03
                                                   -----------------       -----------------     ---------------------------------
Net asset value, beginning of year                      $ 10.77                  $ 10.37                        $ 10.00
                                                        -------                  -------                        -------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                 0.20                     0.20                           0.02
     Net realized and unrealized gains                     0.20                     0.50                           0.37
                                                        -------                  -------                        -------
          Total from investment operations                 0.40                     0.70                           0.39
                                                        -------                  -------                        -------
     LESS DISTRIBUTIONS
     Dividends from net investment income                 (0.21)                   (0.21)                         (0.02)
     Distributions from capital gains                     (0.04)                   (0.09)                            --
                                                        -------                  -------                        -------
          Total distributions                             (0.25)                   (0.30)                         (0.02)
                                                        -------                  -------                        -------
Net asset value, end of year                            $ 10.92                  $ 10.77                        $ 10.37
                                                        -------                  -------                        -------
                                                        -------                  -------                        -------
TOTAL INVESTMENT RETURN(2)<F59>                            3.78%                    6.84%                          3.88%**<F62>
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)               $11,205                  $10,843                        $10,374
     Ratio of expenses to average net assets:
          Before expense waiver and
            reimbursement(3)<F60>                          1.54%                    1.45%                          2.16%*<F61>
          After expense waiver and
            reimbursement(3)<F60>                          0.90%                    0.90%                          0.90%*<F61>
     Ratio of net investment income to
       average net assets:
          Before expense waiver and
            reimbursement(3)<F60>                          1.22%                    1.32%                          0.23%*<F61>
          After expense waiver and
            reimbursement(3)<F60>                          1.86%                    1.87%                          1.49%*<F61>
     Portfolio turnover rate                              16.84%                   23.85%                          9.76%**<F62>


(1)<F58>  Commencement of operations.
(2)<F59> Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
(3)<F60> Ratios do not include fees and expenses of any variable annuity contract or variable life insurance policy.
*<F61>    Annualized.
**<F62>   Not annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.



                                                                             COUNTRY VP SHORT-TERM BOND FUND
                                                     -------------------------------------------------------------------------------
                                                        YEAR ENDED              YEAR ENDED                   FOR THE PERIOD
                                                    DECEMBER 31, 2005       DECEMBER 31, 2004      11/17/03(1)<F63> THROUGH 12/31/03
                                                    -----------------       -----------------      ---------------------------------
Net asset value, beginning of year                       $  9.93                 $ 10.02                        $ 10.00
                                                         -------                 -------                        -------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                  0.26                    0.20                           0.01
     Net realized and unrealized gain (loss)               (0.09)                  (0.07)                          0.02
                                                         -------                 -------                        -------
          Total from investment operations                  0.17                    0.13                           0.03
                                                         -------                 -------                        -------
     LESS DISTRIBUTIONS
     Dividends from net investment income                  (0.29)                  (0.22)                         (0.01)
     Distributions from capital gains                         --                      --                             --
                                                         -------                 -------                        -------
          Total distributions                              (0.29)                  (0.22)                         (0.01)
                                                         -------                 -------                        -------
Net asset value, end of year                             $  9.81                 $  9.93                        $ 10.02
                                                         -------                 -------                        -------
                                                         -------                 -------                        -------
TOTAL INVESTMENT RETURN(2)<F64>                             1.79%                   1.35%                          0.33%**<F82>
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)                $14,943                 $14,946                         $15,030
     Ratio of expenses to average net assets:
          Before expense waiver and
            reimbursement(3)<F65>                           1.25%                   1.13%                          1.62%*<F66>
          After expense waiver and
            reimbursement(3)<F65>                           0.70%                   0.70%                          0.70%*<F66>
     Ratio of net investment income to
       average net assets:
          Before expense waiver and
            reimbursement(3)<F65>                           2.16%                   1.59%                          0.20%*<F66>
          After expense waiver and
            reimbursement(3)<F65>                           2.71%                   2.02%                          1.12%*<F66>
     Portfolio turnover rate                               36.25%                  45.57%                          0.15%**<F82>



(1)<F63>  Commencement of operations.
(2)<F64> Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
(3)<F65> Ratios do not include fees and expenses of any variable annuity contract or variable life insurance policy.
*<F66>    Annualized.
**<F82>   Not annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.



                                                                                    COUNTRY VP BOND FUND
                                                     ------------------------------------------------------------------------------
                                                        YEAR ENDED              YEAR ENDED                  FOR THE PERIOD
                                                     DECEMBER 31, 2005        DECEMBER 31, 2004   11/17/03(1)<F67> THROUGH 12/31/03
                                                     -----------------        -----------------   ---------------------------------
Net asset value, beginning of year                       $ 10.03                 $ 10.01                         $ 10.00
                                                         -------                 -------                         -------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                  0.35                    0.29                            0.02
     Net realized and unrealized gains (loss)              (0.17)                   0.05                            0.01
                                                         -------                 -------                         -------
          Total from investment operations                  0.18                    0.34                            0.03
                                                         -------                 -------                         -------
     LESS DISTRIBUTIONS
     Dividends from net investment income                  (0.37)                  (0.31)                          (0.02)
     Distributions from capital gains                         --                   (0.01)                             --
                                                         -------                 -------                         -------
          Total distributions                              (0.37)                  (0.32)                          (0.02)
                                                         -------                 -------                         -------
Net asset value, end of year                             $  9.84                 $ 10.03                         $ 10.01
                                                         -------                 -------                         -------
                                                         -------                 -------                         -------
TOTAL INVESTMENT RETURN(2)<F68>                             1.82%                   3.46%                           0.35%**<F71>
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)                $15,465                 $15,252                         $15,011
     Ratio of expenses to average net assets:
          Before expense waiver and
            reimbursement(3)<F69>                           1.50%                   1.38%                           1.90%*<F70>
          After expense waiver and
            reimbursement(3)<F69>                           0.70%                   0.70%                           0.70%*<F70>
     Ratio of net investment income to
       average net assets:
          Before expense waiver and
            reimbursement(3)<F69>                           2.76%                   2.20%                           0.86%*<F70>
          After expense waiver and
            reimbursement(3)<F69>                           3.56%                   2.88%                           2.06%*<F70>
     Portfolio turnover rate                               18.36%                  35.22%                          11.30%**<F71>


(1)<F67>  Commencement of operations.
(2)<F68> Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
(3)<F69> Ratios do not include fees and expenses of any variable annuity contract or variable life insurance policy.
*<F70>    Annualized.
**<F71>   Not annualized.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- NOTES TO FINANCIAL STATEMENTS December 31, 2005

NOTE (A) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: The COUNTRY Mutual Funds Trust represent a series of nine funds (referred to herein as "Funds"). Each of the Funds has distinct investment objectives and policies. These financial statements contain four of the nine Funds. The four VP Funds are as follows: COUNTRY VP Growth Fund ("VP Growth Fund"); COUNTRY VP Balanced Fund ("VP Balanced Fund"); COUNTRY VP Short-Term Bond Fund ("VP Short-Term Bond Fund"); and COUNTRY VP Bond Fund ("VP Bond Fund"). The COUNTRY Mutual Funds Trust was organized as a business trust under the laws of Delaware on August 13, 2001. The COUNTRY VP Funds commenced operations on November 17, 2003. The Funds are registered under the Investment Company Act of 1940 (the "Act"), as amended, as diversified, open-ended management investment companies.

The Funds' prospectus provides descriptions of each Fund's investment goals and principal strategies.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

     (1) SECURITY VALUATION: Securities are valued at fair value. In valuing a Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last bid price on the day of valuation. Over-the-counter securities not listed on the Nasdaq National Market System are valued at the mean of the current bid and asked prices. Securities other than short-term securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, such as those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair market value. The money market funds held by the individual Funds are valued at net asset value. Securities may be valued at fair value as determined in good faith by the Board of Trustees.

     (2) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily and adjusted, if necessary, for accretion of discount and amortization of premium. Securities transactions are accounted for on the trade date basis. Gains or losses on the sale of securities are determined by use of the specific identification method for both financial reporting and income tax purposes.

     (3) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been recorded in the accompanying financial statements.

     (4) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP").

     GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, the following reclassifications were made:
                                UNDISTRIBUTED    ACCUMULATED
                               NET INVESTMENT    NET REALIZED     PAID IN
                                   INCOME            LOSS         CAPITAL
                                   ------            ----         -------
     VP Growth Fund                $ 7,134         $ (7,134)         -
     VP Balanced Fund                9,983           (9,983)         -
     VP Short-Term Bond Fund        41,245          (41,245)         -
     VP Bond Fund                   24,060          (24,060)         -

     These reclassifications had no effect on the total net assets of the Funds.

     (5) OTHER: Expenses shared by the Trust are allocated to each Fund based upon relative net assets. Expenses directly attributable to a Fund are charged to operations.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The VP Growth Fund declares and distributes net investment income dividends to shareholders twice a year. The VP Balanced Fund, the VP Short-Term Bond Fund and the VP Bond Fund declare and distribute net investment income dividends to shareholders monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are distributed at least annually.

NOTE (C) CAPITAL STOCK: At December 31, 2005, each of the Funds is authorized to issue an unlimited number of shares.

Transactions in capital stock were as follows:



                                                 VP GROWTH FUND                                 VP BALANCED FUND
                                   -------------------------------------------     -----------------------------------------
                                       YEAR ENDED               YEAR ENDED             YEAR ENDED             YEAR ENDED
                                   DECEMBER 31, 2005        DECEMBER 31, 2004       DECEMBER 31, 2005      DECEMBER 31, 2004
                                   ------------------       ------------------     ------------------      -----------------
                                   SHARES      AMOUNT      SHARES       AMOUNT     SHARES      AMOUNT      SHARES     AMOUNT
                                   ------      ------      ------       ------     ------      ------      ------     ------
Shares sold                        57,994    $653,902      30,451     $325,256     19,199     $208,426      7,212     $75,366
Shares issued through
  reinvestment of dividends         2,070      23,854         500        5,549        385        4,176        154       1,630
Shares redeemed                    (8,889)    (99,859)     (1,226)     (12,959)      (413)      (4,463)      (311)     (3,265)
                                   ------    --------      ------     --------     ------     --------     ------    --------
Net increase in capital stock      51,175    $577,897      29,725     $317,846     19,171     $208,139      7,055     $73,731
                                   ------    --------      ------     --------     ------     --------     ------    --------
                                   ------    --------      ------     --------     ------     --------     ------    --------





                                            VP SHORT-TERM BOND FUND                              VP BOND FUND
                                  --------------------------------------------    ------------------------------------------
                                      YEAR ENDED               YEAR ENDED             YEAR ENDED              YEAR ENDED
                                   DECEMBER 31, 2005        DECEMBER 31, 2004      DECEMBER 31, 2005      DECEMBER 31, 2004
                                  -------------------      -------------------    -------------------     ------------------
                                  SHARES       AMOUNT      SHARES       AMOUNT    SHARES       AMOUNT     SHARES      AMOUNT
                                  ------       ------      ------       ------    ------       ------     ------      ------
Shares sold                        19,009    $187,491       7,670      $76,389     57,531     $572,660     22,108    $221,934
Shares issued through
  reinvestment of dividends           489       4,816          60          594      1,827       18,103        250       2,501
Shares redeemed                    (1,427)    (14,074)     (2,104)     (20,915)    (7,043)     (70,104)    (2,291)    (22,781)
                                   ------    --------      ------      -------     ------     --------     ------    --------
Net increase in capital stock      18,071    $178,233       5,626      $56,068     52,315     $520,659     20,067    $201,654
                                   ------    --------      ------      -------     ------     --------     ------    --------
                                   ------    --------      ------      -------     ------     --------     ------    --------


NOTE (D) INVESTMENT TRANSACTIONS: Purchases and sales of investment securities, other than U.S. government obligations and short-term securities for the year ended December 31, 2005 were as follows:

                                   PURCHASES             SALES
                                   ---------             -----
VP Growth Fund                     $1,465,159          $1,907,296
VP Balanced Fund                   $1,447,545          $1,665,689
VP Short-Term Bond Fund            $3,209,866          $3,642,532
VP Bond Fund                       $2,138,012          $  882,937

For the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of U.S. government securities were as follows:

                                   PURCHASES             SALES
                                   ---------             -----
VP Growth Fund                     $       --          $       --
VP Balanced Fund                   $  278,409          $  324,572
VP Short-Term Bond Fund            $1,489,135          $1,100,000
VP Bond Fund                       $2,085,960          $1,640,971

NOTE (E) INCOME TAX INFORMATION: The following information for the COUNTRY Funds is presented on an income tax basis as of December 31, 2005:

At December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:



                                                                                       VP SHORT-TERM
                                               VP GROWTH FUND     VP BALANCED FUND       BOND FUND         VP BOND FUND
                                               --------------     ----------------       ---------         ------------
Cost of investments                              $10,906,800         $10,321,602         $15,091,851         $15,595,452
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------
Gross unrealized appreciation                    $ 1,948,022         $ 1,206,316         $     6,403         $    41,928
Gross unrealized depreciation                       (441,682)           (329,144)           (216,917)           (251,581)
                                                 -----------         -----------         -----------         -----------
Net unrealized appreciation(depreciation)        $ 1,506,340         $   877,172         $  (210,514)        $  (209,653)
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------
Undistributed ordinary income                    $        --          $       --         $       740         $       231
Undistributed long-term capital gains                    767              45,845                  --                  --
                                                 -----------         -----------         -----------         -----------
Total distributable earnings                     $       767         $    45,845         $       740         $       231
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------
Other accumulated losses                         $        --         $        --         $   (81,580)        $   (47,448)
                                                 -----------         -----------         -----------         -----------
Total accumulated earnings(losses)               $ 1,507,107         $   923,017         $  (291,354)        $  (256,870)
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------


The tax character of distributions paid during the year ended December 31, 2005 and the year ended December 31, 2004 were as follows:

                               FOR THE YEAR ENDED         FOR THE YEAR ENDED
                               DECEMBER 31, 2005           DECEMBER 31, 2004
                               -----------------           -----------------
VP GROWTH FUND
Ordinary income.                   $139,020                     $227,279
Long-term capital gain              200,715                           --
                                   --------                     --------
                                   $339,735                     $227,279
                                   --------                     --------
                                   --------                     --------

VP BALANCED FUND
Ordinary income                    $213,068                     $300,420
Long-term capital gain               42,958                           --
                                   --------                     --------
                                   $256,026                     $300,420
                                   --------                     --------
                                   --------                     --------

VP SHORT-TERM BOND FUND
Ordinary income                    $447,061                     $335,589
Long-term capital gain                   --                           --
                                   --------                     --------
                                   $447,061                     $335,589
                                   --------                     --------
                                   --------                     --------

VP BOND FUND
Ordinary income                    $572,068                     $482,876
Long-term capital gain                   --                           --
                                   --------                     --------
                                   $572,068                     $482,876
                                   --------                     --------
                                   --------                     --------

Capital loss carryovers and post-October loss deferrals as of December 31, 2005 were as follows:
                                                                   CAPITAL LOSS
                                                 NET CAPITAL        CARRYOVER
                    POST-OCTOBER LOSSES      LOSS CARRYOVER*<F72>   EXPIRATION
                    -------------------      --------------------   ----------
VP Growth Fund                --                        --               --
VP Balanced Fund              --                        --               --
VP Short-Term Bond Fund       --                   $30,335             2012
                          $8,649                   $42,447             2013
VP Bond Fund              $2,512                   $44,936             2013

*<F72> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

NOTE (F) ADVISORY AND OTHER RELATED PARTY TRANSACTIONS: Under its Advisory Agreements with the Funds, COUNTRY Trust Bank (the "Advisor") provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund:
VP Growth Fund 0.75%; VP Balanced Fund 0.75%; VP Short-Term Bond Fund 0.50%; and VP Bond Fund 0.75%. These fees are accrued daily and paid to the Advisor monthly. COUNTRY Trust Bank serves as the Funds' Custodian, without compensation after voluntary waivers. Custody fees waived for VP Growth Fund, VP Balanced Fund, VP Short-Term Bond Fund and VP Bond Fund for the year ended December 31, 2005 were: $2,499, $2,470, $3,181, and $3,183, respectively.

The Advisor agreed to reduce its fees and reimburse the VP Growth Fund and the VP Balanced Fund to the extent total annualized expenses exceed 0.90% of average daily net assets, and the VP Short-Term Bond Fund and the VP Bond Fund to the extent total annualized expenses exceed 0.70% of average daily net assets.

Investment advisory fees for the year ended December 31, 2005, were as follows:

                                                                EXPENSES
                                                               WAIVED AND
                             ADVISORY         ADVISORY         REIMBURSED
                               RATE             FEE         BY ADVISOR*<F73>
                               ----             ---         ----------------
VP Growth Fund                 0.75%          $ 89,582          $ 67,036
VP Balanced Fund               0.75%          $ 81,966          $ 67,814
VP Short-Term Bond Fund        0.50%          $ 74,728          $ 79,530
VP Bond Fund                   0.75%          $115,367          $120,468

*<F73>    Excludes waiver of custody fees.

At December 31, 2005, 92.5% of the shares outstanding of the VP Growth Fund, 97.4% of the shares outstanding of the VP Balanced Fund, 98.4% of the shares outstanding of the VP Short-Term Bond Fund, and 95.4% of the shares outstanding of the VP Bond Fund were owned by COUNTRY Mutual Insurance Company.

The legal counsel to the Funds also serves as in-house counsel to the Advisor and as secretary to the Funds. Total legal expenses amounted to $3,865, $3,576, $4,883, and $4,882, for the VP Growth Fund, VP Balanced Fund, VP Short-Term Bond Fund, and VP Bond Fund, respectively. Legal fees are included in professional fees in the Statement of Operations. Certain other officers of the Trust are also officers of the Advisor. Trustees affiliated with the Advisor receive no compensation from the Funds.

COUNTRY MUTUAL FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of COUNTRY Mutual Funds Trust:

We have audited the accompanying statement of assets and liabilities of COUNTRY Mutual Funds Trust, comprising the COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund, and COUNTRY VP Bond Fund (collectively the "Funds"), including the schedules of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years then ended and the period from November 17, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, and the period from November 17, 2003 (commencement of operations) to December 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
February 3, 2006

COUNTRY MUTUAL FUNDS -- APPROVAL OF ADVISORY CONTRACT

The Funds' investment advisor is COUNTRY Trust Bank. The Funds and the advisor have entered into investment advisory agreements with respect to each Fund which are renewable annually by the Board of Trustees or by votes of a majority of each Fund's outstanding voting securities. Any such renewals must also be approved by the votes of a majority of each Fund's trustees who are not parties to the agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approvals. The agreements may be terminated without penalty at any time by the Board of Trustees of a Fund, by votes of the shareholders or by the advisor upon sixty days written notice. The agreements terminate automatically if assigned.

In considering the Investment Advisory Agreement, the trustees considered several factors they believed, in their own business judgment, to be relevant in reviewing the Investment Management Services Agreement including but not limited to the investment advisor's cost in providing the service, reasonableness of the investment advisory fees, quality and extent of services provided, and the expense ratios of the Funds relative to other comparable funds.

To assist the Board in its evaluation of the quality of the advisor's services, the Board received a memorandum from the advisor with information factors relevant to the Board's decision on whether to renew the Investment Advisory Agreement. The information below summarizes the Board's consideration in connection with its approval of the Agreement. In deciding to approve the Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below collectively favored such approval.

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the advisor under the Agreement. The advisor's most recent registration form on the Securities and Exchange Commission's Form ADV Part II was provided to the Board. Also reviewed and analyzed by the Board were the background, education and experience of the advisor's key investment personnel as well as portfolio manager compensation issues. The Board further considered the sources of information used by the advisor as the basis for investment advice as well as the methods investment personnel used to evaluation such information. The Board also analyzed and reviewed the trading strategies of the Funds. The Board concluded that these factors supported renewal of the Agreements.

In evaluating the costs of the services provided to the Funds by the advisor, the Board received statistical and other information regarding the Funds' total expense ratio and its various components, including management fees and investment-related expenses. The Board was apprised of increasing audit and legal costs for administration of the Funds and its effect on the expense ratio. The information included a comparison of the Funds' various expenses to Lipper Benchmark industry averages for each particular Fund's peer group industry average. The Board noted that taking into account contractual fee waivers from the advisor, the Funds compared favorably to industry averages. Based on these factors, the Board concluded that the fees under the Agreement were reasonable and fair in light of the nature and quality of the services provided by the advisor.

The Board further reviewed and analyzed the advisor's current compliance program and reviewed summaries of the advisor's policies on such compliance issues as revenue sharing, broker commission allocations, soft dollars, directed brokerage, business continuity, portfolio holdings disclosure policies, and proxy voting policy. The advisor's procedures for market timing and late trading were also reviewed. The Board also considered the extent to which economies of scale would be realized as the Funds grow and the reflection of such economies of scale for the benefit of Fund investors. The advisor communicated to the Board that in its opinion, the growth of the Funds has not yet resulted in substantial economies of scale. The Board concluded that the factors reviewed and analyzed favored approval of the Investment Advisory Agreement.

RESULTS OF ANNUAL STOCKHOLDERS MEETING (unaudited)

The Shareholder Meeting of the Shareholders of COUNTRY Mutual Funds Trust consisting of COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, COUNTRY Bond Fund, COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund, and COUNTRY VP Bond Fund, was held on October 31, 2005, at 1701 N. Towanda Avenue, Bloomington, IL. As of August 31, 2005, the record date, the dollar value of shares of common stock outstanding and entitled to vote was $401,256,439.05. The total dollar value of shares represented by proxy or in person at this meeting was $276,556,588.08 or 68.923% of the total dollar value of shares outstanding, which constituted a quorum. The stockholders voted on matter, the election of eight Trustees of the Fund.

The following table provides information concerning the matter voted on at the meeting:

I.   Election of Trustees

     Nominee                  Votes For All            Votes Withheld All
     -------                  -------------            ------------------
     William G. Beeler        $269,224,030.14          $7,332,557.94
     Charlot R. Cole          $273,843,333.20          $2,713,254.88
     David A. Downs           $273,687,489.60          $2,869,098.48
     Nancy J. Erickson        $274,095,762.09          $2,460,825.99
     Roger D. Grace           $273,905,891.22          $2,650,686.86
     Philip T. Nelson         $271,028,395.18          $5,528,192.90
     Leland A. Strom          $271,404,348.57          $5,152,239.51
     Robert W. Weldon         $272,175,578.79          $4,381,009.29

ADDITIONAL TAX INFORMATION (unaudited)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2005 was 100% for the VP Growth Fund and 56.3% for the VP Balanced Fund (unaudited).

COUNTRY MUTUAL FUNDS -- TRUSTEES AND OFFICERS INFORMATION

COUNTRY MUTUAL FUNDS TRUST(1)<F74> TRUSTEES AND OFFICERS


NAME/                                                                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
ADDRESS(2)<F75>/BIRTHDAY      AGE       POSITION HELD                   AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------      ---       -------------                   ---------------------------------------
William G. Beeler             66        Trustee since                   Chairman, Environment Committee to Study McLean County into
(2/26/39)                               October 2005                    the 21st Century; Past Chairman, McLean County Cooperative
                                                                        Extension Council; Past Member, McLean County Zoning Board
                                                                        of Appeals; McLean County Regional Planning Commission;
                                                                        Past Chairman, McLean County Livestock Association. Farmer.

Charlot R. Cole               64        Trustee since 1996              Property Developer, 1979 to date; Member Macoupin-Greene
(6/12/41)                                                               County Cooperation Extension Council (formerly Macoupin
                                                                        County Cooperative Extension Council), 1992 to date and
                                                                        President, 1995 to date; Secretary/Treasurer, Cole Farms,
                                                                        Inc., 1993 to date.  Farmer.

David A. Downs*<F81>          57        Trustee since 2002              Director:  Illinois Agricultural Association and Affiliated
(10/26/48)                                                              Companies, 1996 to date (3)<F76>; Director:  COUNTRY Trust
                                                                        Bank, 2002 to date (4)<F77>. Farmer.

Nancy J. Erickson             48        Trustee since 1995              President of McHatton Farm Management, Inc., 1981 to date.
(8/24/57)                                                               Farmer.

Robert D. Grace               58        Trustee since 2001              Director, Illini FS, Inc., 1990 to date; Secretary, Illini
(3/20/47)                                                               FS, Inc., 1997 to date. Farmer.

Leland A. Strom               49        Trustee since                   Member, Federal Reserve Bank of Chicago, Seventh District
(8/25/56)                               October 2005                    Advisory Counsel, 2003 to date; Member of Advisory Council on Agriculture, Labor and Small Business, Federal Reserve
                                                                        Bank of Chicago 2000 to 2003; Member, Board of Directors,
                                                                        AgriBank, FCB, 1996 to 2005; Member, Board of Directors,
                                                                        The Farm Credit Council, 2003 to 2005; Member, Board of
                                                                        Directors, 1st Farm Credit Services, 1981 to present.
                                                                        Farmer.
Robert W. Weldon              72        Trustee since 2003              Retired. Board Member, Town or Normal Police Pension Board,
(1/30/34)                                                               2001 to date.

Kurt Bock                     52        Treasurer since                 Treasurer: Illinois Agricultural Association and Affiliated
(4/14/53)                               July 2005                       Companies(3)<F76>, July 1, 2005 to date; Assistant
                                                                        Treasurer, Illinois Agricultural Association, June 1 to
                                                                        June 30, 2005; Chief Executive Officer, IAA Credit Union
                                                                        2003 to 2005; 2000 to 2003 Commander, United States Air
                                                                        Force.

Peter J. Borowski             55        Controller since                Vice President and Controller, COUNTRY Trust Bank 2005 to
(5/10/50)                               July 2005                       Present and COUNTRY Insurance and Financial Services 2003
                                                                        to Present.

Barbara L. Mosson             53        Chief Compliance                Compliance Officer, COUNTRY Trust Bank, 2000 to date;
(4/30/52)                               Compliance Officer,             Busey Bank, 1996 to 2000 including predecessor company.
                                        Officer, Anti-Money
                                        Laundering Compliance
                                        Officer since 2004

Bruce D. Finks                53        Vice President since 1996       Vice President - Investments:  COUNTRY Trust Bank, 1995 to
(1/31/53)                                                               date (4)<F77>.

Robert J. McDade              37        Vice President since 2003       Vice President Trust Services and Trust Officer:  COUNTRY
(10/16/68)                                                              Trust Bank (4)<F77>, March 17, 2003 to date; Assistant
                                                                        General Counsel:  Illinois Agricultural Association and
                                                                        Affiliated Companies (3)<F76>, 1995 to March, 2003.

John D. Blackburn             57        Vice President since 2001       Chief Executive Officer:  COUNTRY Insurance & Financial
(4/2/48)                                                                Services (5)<F78>, 2001 to date; Senior Vice President
                                                                        Marketing:  COUNTRY Insurance & Financial Services, 1996 to
                                                                        2001.

Robert W. Rush, Jr.           60        Vice President since 1999       Senior Vice President & Trust Officer:  COUNTRY Trust Bank,
(9/3/45)                                                                1999 to date.

Richard L. Guebert, Jr.       54        Vice President                  Director and Vice President: Illinois Agricultural
(8/9/51)                                since 2004                      Association and Affiliated Companies(3)<F76>, 2003 to date;
                                                                        Vice President: COUNTRY Trust Bank, 2003 to date;
                                                                        President-Randolph County Farm Bureau, 1997 to 2003.
                                                                        Farmer.

Philip T. Nelson*<F81>        48        Trustee and President           Vice President: COUNTRY Mutual Funds Trust, 2000 - December
(6/12/57)                               since December 10, 2003         10, 2003; Director and Vice President:  Illinois
                                                                        Agricultural Association and Affiliated Companies, 1999 to
                                                                        date (3)<F76>; Vice President:  COUNTRY Trust Bank, 1999 to date (4)<F77>.  Farmer.

Paul M. Harmon                63        Secretary since 1995 and        General Counsel:  Illinois Agricultural Association and
(7/17/42)                               General Counsel since 1996      Affiliated Companies, 1996 to date (3)<F76>; Secretary:
                                                                        Illinois Agricultural Association and Affiliated Companies,
                                                                        1998 to date (3)<F76>; General Counsel & Secretary:
                                                                        COUNTRY Trust Bank, 1996 to date (4)<F77>.



(1)<F74> COUNTRY Mutual Funds Trust was formed through the reorganization of COUNTRY Growth Fund, Inc., COUNTRY Asset Allocation Fund Inc., COUNTRY Tax Exempt Bond Fund, Inc. and COUNTRY Taxable Fixed Income Series Fund, Inc. In 2003, the following funds were organized as new portfolios held in COUNTRY Mutual Funds Trust; COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund and COUNTRY VP Bond Fund. COUNTRY Growth Fund, Inc. was formerly known as IAA Trust Growth Fund, Inc. COUNTRY Asset Allocation Fund, Inc. was formerly known as IAA Trust Asset Allocation Fund, Inc. COUNTRY Tax Exempt Bond Fund was formerly know as IAA Trust Tax Exempt Bond Fund. COUNTRY Taxable Fixed Income Series Fund, Inc. was formerly IAA Trust Taxable Fixed Income Series Fund, Inc. and IAA Trust Money Market Fund, Inc. All trustees represent all nine portfolios of the COUNTRY Mutual Funds complex.
(2)<F75> The mailing address for all officers and trustees of the funds is c/o COUNTRY Trust Bank, 1705 N. Towanda Avenue, Bloomington, Illinois 61702.
(3)<F76> Affiliated Companies of the Illinois Agricultural Association include without limitation members of the COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company and IAA Foundation.
(4)<F77> COUNTRY Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company, an Illinois corporation with trust powers which was reorganized into a federal thrift.
(5)<F78> COUNTRY Insurance & Financial Services is a group of insurance and financial services companies which includes: COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Casualty Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company, COUNTRY Capital Management Company, COUNTRY Trust Bank and CC Services, Inc. and other Affiliated Companies.
(6)<F79> As of July 1, 2005 Peter J. Borowski became Controller of COUNTRY Mutual Funds Trust.
(7)<F80> As of July 1, 2005 Kurt F. Bock became Treasurer of COUNTRY Mutual Funds Trust.
*<F81>    Interested Trustees

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-245-2100 and the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30, 2005 is available on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Funds' fiscal quarter ended September 30, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Form N-Q are available on the SEC's website at www.sec.gov and
                                                                 -----------
may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

COUNTRY MUTUAL FUNDS TRUST
COUNTRY VP Growth Fund
COUNTRY VP Balanced Fund
COUNTRY VP Short-Term Bond Fund
COUNTRY VP Bond Fund

BOARD OF TRUSTEES
Philip T. Nelson
William G. Beeler
Charlot R. Cole
David A. Downs
Nancy J. Erickson
Roger D. Grace
Leland A. Strom
Robert W. Weldon

OFFICERS
Philip T. Nelson, President
Richard L. Guebert, Jr., Vice President
Bruce D. Finks, Vice President
Robert W. Rush Jr., Vice President
John D. Blackburn, Vice President
Robert J. McDade, Vice President
Paul M. Harmon, Secretary
Kurt F. Bock, Treasurer
Peter J. Borowski, Controller
Barbara L. Mosson, Chief Compliance Officer

INVESTMENT ADVISOR
COUNTRY Trust Bank
Bloomington, Illinois

DISTRIBUTOR
COUNTRY Capital Management Company
Bloomington, Illinois

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
COUNTRY Trust Bank
1705 N. Towanda Ave.
Bloomington, Illinois  61702-2020
www.countryinvestment.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

GENERAL COUNSEL
Paul M. Harmon, Esq.
Office of the General Counsel
Bloomington, Illinois

This Report has been prepared for the general information of shareholders of the Funds and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning the sales charge and other pertinent information.

(COUNTRY MUTUAL FUNDS LOGO)

                                                              F30-113-06 (02/06)

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert W. Weldon is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                      FYE  12/31/2005  FYE  12/31/2004
                      ---------------  ---------------

Audit Fees               $71,700          $66,050
Audit-Related Fees
Tax Fees                 $16,000          $16,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees      FYE  12/31/2005    FYE  12/31/2004
----------------------      ---------------    ---------------

Registrant
Registrant's Investment
  Adviser                       $29,700            $28,400

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  COUNTRY Mutual Funds Trust
                   --------------------------------------

     By (Signature and Title) /s/ Phillip T. Nelson
                              ---------------------------
                              Philip T. Nelson, President

     Date  2/21/06
           -------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Phillip T. Nelson
                              ---------------------------
                              Philip T. Nelson, President

     Date  2/21/06
           -------

     By (Signature and Title) /s/ Kurt F. Bock
                              -----------------------
                              Kurt F. Bock, Treasurer

     Date  2/21/06
           -------